UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Louisiana-Pacific Corporation

(Name of Registrant as Specified in Its Charter)

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PROXY STATEMENT AND NOTICE TO STOCKHOLDERS OF ANNUAL MEETING	1610 West End Avenue, Suite 200 Nashville, Tennessee 37203 (615) 986-5600 LP is a trademark of Louisiana-Pacific Corporation.

W. BRADLEY SOUTHERN CHAIRPERSON OF THE BOARD OF DIRECTORS & CHIEF EXECUTIVE OFFICER +26% SIDING SOLUTIONS GROWTH $1.0B RETURNED TO STOCKHOLDERS*

“In our 50th anniversary year, LP’s teams delivered new records for Siding and Structural Solutions.”

Dear Stockholder:

On behalf of the Board of Directors of Louisiana-Pacific Corporation (“LP”), thank you for your investment and continued confidence in LP. I cordially invite you to attend our 2023 Annual Meeting of Stockholders. This year’s Annual Meeting of Stockholders will be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2023 on April 28, 2023 at 7:30 a.m. Central Time.

At this year’s meeting, you will be asked to vote on (1) the election of two Class II directors, (2) the ratification of the appointment of LP’s independent registered public accounting firm for 2023, (3) the approval, on a non-binding, advisory basis, of the frequency of advisory votes on named executive officer compensation, and (4) the approval, on a non-binding, advisory basis, of named executive officer compensation. Our Board of Directors unanimously recommends a vote “FOR” each of the directors, “FOR” Proposals 2 and 4 and for “1 YEAR” on Proposal 3. Action may also be taken on any other matters that may properly come before the meeting.

Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend the meeting, we urge you to vote promptly according to the instructions in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form you received.

Sincerely,

W. Bradley Southern

March 14, 2023

*	Includes stock repurchases ($900M) and cash dividends ($69M).

DATE	TIME	PLACE
Friday, April 28, 2023	7:30 a.m. Central Time	Via live audio webcast at http://www. virtualshareholder meeting.com/LPX2023

NOTICE

of Annual Meeting of Stockholders

ITEMS OF BUSINESS: The 2023 Annual Meeting of Stockholders will be held for the following purposes:
1.	To elect two Class II directors;
2.	To ratify the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2023;
3.	To approve, on a non-binding, advisory basis, the frequency of advisory votes on named executive officer compensation;
4.	To approve, on a non-binding, advisory basis, named executive officer compensation; and
5.	To transact such other business as may properly come before the meeting, or any postponement, recess or adjournment thereof.

By Order of the Board of Directors, Nicole C. Daniel SVP, General Counsel & Corporate Secretary Nashville, Tennessee March 14, 2023

WHO MAY VOTE:

Only stockholders of record at the close of business on March 1, 2023 are entitled to notice of, and to vote at, the 2023 Annual Meeting of Stockholders.

ADMISSION:

You do not have to register in advance to attend the virtual Annual Meeting of Stockholders. If you are a stockholder of record, you can be admitted to and attend the virtual Annual Meeting of Stockholders at http://www.virtualshareholdermeeting.com/LPX2023 by entering the 16-digit voting control number found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form. If you are a beneficial owner (for example, if your shares are not registered in your name but are held in “street name” for you by your broker, bank or other financial institution), you must follow the instructions printed on your voting instruction form. Stockholders may vote and submit questions during the Annual Meeting of Stockholders by following the instructions available on the website above during the meeting. See also “Information about Attending the Virtual Annual Meeting” in the proxy statement.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

Whether or not you expect to attend the virtual Annual Meeting of Stockholders, please vote as soon as possible according to the instructions in the Notice of Internet Availability of Proxy Materials or voting instruction form you received or, if you requested a paper copy of the proxy statement, on your enclosed proxy card. You may revoke your proxy by following the instructions listed on Page 7 of the proxy statement.	INTERNET	BY MAIL	BY TELEPHONE	DURING THE MEETING

www.lpcorp.com

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 28, 2023

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are sending to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of each of the proxy statement and our Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2022). The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can access the proxy materials over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including the proxy statement, the Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2022) and a form of proxy card. The proxy statement and related proxy materials are being furnished to stockholders and made available on the Internet on or about March 14, 2023, or mailed on or around the same date to those stockholders who have previously requested printed materials. On written request, LP will provide, without charge, a copy of its Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2022 filed with the SEC (including the financial statements and a list briefly describing the exhibits thereto)) to any record holder or beneficial owner of LP’s Common Stock on March 1, 2023, the record date for the 2023 Annual Meeting, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be mailed via first class U.S. postage to: Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

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PROXY STATEMENT

Louisiana-Pacific Corporation, a Delaware corporation (“LP”), is soliciting proxies on behalf of its Board of Directors (“Board”) to be voted at the 2023 Annual Meeting of Stockholders (including any postponement, adjournment or recess of the meeting). The proxy statement and related proxy materials are first being furnished to stockholders and made available on the Internet beginning on March 14, 2023, or mailed beginning on the same date to those stockholders who have previously requested printed materials.

PROPOSALS AND BOARD RECOMMENDATIONS

Our 2023 Annual Meeting of Stockholders will be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2023 on Friday, April 28, 2023, at 7:30 a.m. Central Time. At the time this proxy statement was printed, management knew of only the following four items of business to be presented at the 2023 Annual Meeting of Stockholders, as listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials (further described under “Voting Procedure” below).

— PROPOSAL 1 – TO ELECT TWO CLASS II DIRECTORS

The LP Board recommends a vote “FOR” the election of two Class II director nominees, Jose A. Bayardo and Stephen E. Macadam, both of whom are current members of the Board. Mr. Bayardo is an independent director and serves as a member of the Finance and Audit Committee of the Board (“Audit Committee”) and the Governance and Corporate Responsibility Committee of the Board (“Governance Committee”). Mr. Macadam is an independent director and serves as Chair of the Compensation Committee of the Board, and as a member of the Audit Committee, the Executive Committee and the Governance Committee. Additional biographical information regarding each nominee may be found below under “Proposal 1: Election of Directors—Nominees for Director.”

— PROPOSAL 2 – TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The LP Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2023. Additional information regarding the independent registered public accounting firm may be found below under “Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.”

— PROPOSAL 3 – TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

The LP Board recommends a vote for “1 YEAR” on the frequency of the advisory votes on named executive officer compensation. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders an opportunity to cast a non-binding, advisory vote on the frequency of advisory votes on named executive officer compensation at least once every six years. Stockholders may indicate whether they would prefer to hold this advisory vote once every one, two or three years. The Board believes an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative for our company because it provides us with immediate and direct input on our compensation philosophy, policies and practices. We value the opinions of our stockholders and will consider the option that receives the most votes in deciding how often to hold the advisory vote on named executive officer compensation in future years.

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— PROPOSAL 4 – TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, NAMED EXECUTIVE OFFICER COMPENSATION

The LP Board recommends a vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of LP’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the “Compensation of Executive Officers—Compensation Discussion and Analysis” section, the “Summary Compensation Table”, the other executive compensation tables and accompanying footnotes and narrative discussion. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders an opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers. We believe that our executive compensation programs must attract, retain and motivate our management team to lead our company to sustainable financial performance that furthers the long-term interests of LP and its stakeholders. Stockholders approved the named executive officer compensation described in our 2022 Proxy Statement at the 2022 Annual Meeting of Stockholders by a favorable vote of approximately 97% of the votes cast. Additional information regarding executive compensation may be found below under “Compensation of Executive Officers.”

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VOTING PROCEDURE

As allowed by rules and regulations of the SEC, we are providing access to this proxy statement by Internet. You will not receive a paper copy of this proxy statement by mail unless you request it. Instead, you were sent a Notice of Internet Availability of Proxy Materials providing instructions on how to view this proxy statement and vote your proxy by Internet.

If you requested a paper copy of this proxy statement, a proxy card is enclosed for your use. To vote by mail, please sign, date, and return the proxy card promptly. For your convenience, a return envelope is enclosed, which requires no postage if mailed in the United States. You may indicate your voting instructions on the proxy card in the spaces provided. Properly completed proxies will be voted as instructed. If you return a proxy without indicating voting instructions, your shares will be voted in accordance with the recommendations of the Board for the directors nominated in Proposal 1, “FOR” Proposal 2 and Proposal 4, and for “1 YEAR” in Proposal 3 listed in the Notice of Annual Meeting of Stockholders. If you hold your shares in an account with a bank, broker or other financial institution (i.e., in “street name”), you can vote by following the instructions on the voting instruction form provided to you by your bank, broker or other financial institution.

If you vote your proxy prior to the meeting, you may revoke it by (1) filing either a written notice of revocation with the Corporate Secretary of LP at any time before the meeting, or if you hold your shares in “street name,” following the instructions on your voting instruction form, (2) submitting a subsequent proxy via the Internet or by telephone, (3) submitting another properly signed proxy card (or voting instruction form) bearing a later date, or (4) voting electronically during the 2023 Annual Meeting of Stockholders while logged in using the 16-digit voting control number found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form.

If shares are held for your account in LP’s Direct Stock Purchase and Dividend Reinvestment Plan administered by Computershare Trust Company, N.A., all your shares held in the plan will be voted in the same manner as shares you vote by proxy. If you do not vote by proxy, the shares held for your account in the plan will not be voted.

Only stockholders of record at the close of business on March 1, 2023, are entitled to receive notice of the 2023 Annual Meeting of Stockholders and to vote at the 2023 Annual Meeting of Stockholders. At the record date, there were 72,019,778 shares of common stock of LP, $1 par value per share (“Common Stock”), outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting. A majority of the outstanding shares of Common Stock represented at the meeting will constitute a quorum. Additional information concerning holders of outstanding Common Stock may be found under the heading “Holders of Common Stock” below.

The Board has adopted a confidential voting policy which provides that the voting instructions of stockholders are not to be disclosed to LP except (a) in the case of communications intended for management, (b) in the event of certain contested matters or (c) as required by law. Votes will be tabulated by independent tabulators and summaries of the tabulation will be provided to management.

If your shares are held in “street name” (meaning in the name of your bank, broker or other financial institution) and you were a beneficial owner of shares of Common Stock at the close of business on the record date, you have the right to direct your bank, broker or other financial institution how to vote your shares by following the voting instructions your bank, broker or other financial institution provides. If you do not provide your bank, broker or other financial institution with instructions on how to vote your shares, your bank, broker or other financial institution will only be permitted to vote your shares with respect to some of the proposals, but not all. Banks, brokers and other financial institutions acting as nominees for beneficial owners are not permitted to vote proxies with regard to Proposals 1, 3 and 4 on behalf of beneficial owners who have not provided voting instructions (a “broker non-vote”), making it especially important that, if you hold your shares in “street name,” you send your bank, broker or other financial institution your voting instructions.

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PROPOSAL 1

ELECTION OF DIRECTORS

— GENERAL

We have a diverse and independent Board. The Board currently has eight members, consisting of our Chief Executive Officer and seven independent directors. LP’s Amended and Restated Bylaws (the “Bylaws”) provide for a classified Board consisting of three classes, with each class serving three-year terms. If elected at the 2023 Annual Meeting of Stockholders, the terms of our Class II directors will expire at the 2026 Annual Meeting of Stockholders. The terms of our Class III directors will expire at the 2024 Annual Meeting of Stockholders and the terms of our Class I directors will expire at the 2025 Annual Meeting of Stockholders.

Stockholders are being asked to vote on the election of two Class II directors, Jose A. Bayardo and Stephen E. Macadam, to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of these director nominees currently serves as a Class II director. The Board has determined that each of Mr. Bayardo and Mr. Macadam (i) has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his service as a director of LP, and (ii) is independent under the listing standards adopted by the New York Stock Exchange (the “NYSE”).

Your shares represented by a properly completed and returned proxy will be voted “FOR” the election of the two nominees named above unless you specify otherwise (Proposal 1). If any nominee becomes unavailable to serve, your proxy will be voted for a substitute nominee designated by the Board, or the Board may decrease the size of the Board. Each nominee who receives the affirmative vote of a majority of the total votes cast on his election will be elected, meaning that a nominee will be elected if the number of shares voted for that nominee’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes will not count in determining the total number of votes cast on their election.

Set forth below is certain information about the background, skills and expertise of each director nominated for election relevant to his service as a director, as well as certain information about the background, skills and expertise of the other members of the Board whose terms of office will continue beyond the 2023 Annual Meeting of Stockholders. The summary of qualifications that the Governance Committee uses in its review of director nominees is described below under “Corporate Governance—Consideration of Director Nominees.”

THE NOMINEES HAVE BEEN RECOMMENDED TO THE BOARD BY THE GOVERNANCE COMMITTEE OF THE BOARD. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE TWO NOMINEES IDENTIFIED BELOW.

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— NOMINEES FOR DIRECTOR

(For Three-Year Terms Expiring at the 2026 Annual Meeting)

Age 51 Director since: 2021 INDEPENDENT DIRECTOR
JOSE A. BAYARDO

Senior Vice President and Chief Financial Officer of NOV Inc.

Background: Mr. Bayardo is the Senior Vice President and Chief Financial Officer of NOV Inc. (NYSE: NOV), a leading global provider of equipment and technology to the energy industry (“NOV”), a position he has held since August 2015. Prior to joining NOV in 2015, Mr. Bayardo served as Senior Vice President of Resource and Business Development at Continental Resources, Inc. (NYSE: CLR), a petroleum and natural gas exploration and production company, and spent nine years serving in various roles at Complete Production Services, Inc., an oilfield service provider which traded on the NYSE under the ticker symbol CPX prior to its acquisition by Superior Energy Services Inc. in 2012, including Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, he was an investment banker with J.P. Morgan Securities, Inc. Mr. Bayardo graduated from the University of Texas at Austin with a bachelor of science degree in Chemical Engineering, from the McCormick School of Engineering at Northwestern University with a master’s degree in Engineering Management and from Kellogg Graduate School of Management at Northwestern University with an M.B.A.

Skills and Expertise: The Board selected Mr. Bayardo to serve as a director based on his broad financial expertise and experience as a chief financial officer of a large public company. Mr. Bayardo also has extensive experience with mergers and acquisitions and global manufacturing. The Board believes this experience makes him particularly well-suited to serve as a director of LP.

Committees: Audit Committee, Governance Committee

Age 62 Director since: 2019 INDEPENDENT DIRECTOR
STEPHEN E. MACADAM

Retired Chief Executive Officer of EnPro Industries, Inc.

Background: Mr. Macadam served as Chief Executive Officer and President of EnPro Industries, Inc. (NYSE: NPO), a manufacturing company (“Enpro”), from April 2008 until his retirement in July 2019. He served on the board of directors of EnPro from 2008 until his retirement effective February 29, 2020, including as Vice Chairman beginning in August 2019. Prior to joining EnPro, he was Chief Executive Officer of BlueLinx Holdings Inc. (NYSE: BXC), a building products wholesaler, from October 2005 to March 2008. Mr. Macadam was President and Chief Executive Officer of Consolidated Container Company, a plastic packaging manufacturer, from 2001 to 2005. From March 1998 until August 2001, he held executive positions with Georgia-Pacific Corporation, which traded on the NYSE under the ticker symbol GP prior to its acquisition by Koch Industries, Inc. in 2005. Mr. Macadam held positions of increasing responsibility with McKinsey & Company, Inc., a global management consulting firm, from 1988 until 1998, culminating in the role of principal in charge of its Charlotte, NC operation. Mr. Macadam has served as the chair of the board of directors of Veritiv Corporation (NYSE: VRTV) since 2020. He previously served as a director for Valvoline Inc. (NYSE: VVV) from 2016 to 2022. Mr. Macadam received a bachelor of science degree in Mechanical Engineering from the University of Kentucky, a master of science degree in Finance from Boston College and an M.B.A. from Harvard University, where he was a Baker Scholar.

Skills and Expertise: The Board selected Mr. Macadam to serve as a director because of his valuable financial expertise and his experience and knowledge in the areas of corporate governance, industrial products manufacturing, building products, product distribution, and procurement. The Board also believes that Mr. Macadam’s extensive experience leading publicly traded companies makes him particularly well-suited to serve as a director of LP.

Committees: Audit Committee, Compensation Committee (Chair), Executive Committee, Governance Committee

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— CONTINUING DIRECTORS

The current members of the Board whose terms of office will continue beyond the 2023 Annual Meeting of Stockholders are listed below. The Board has determined that each continuing director named below, other than Mr. Southern, (i) has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his or her service as a director of LP, and (ii) is independent under the listing standards adopted by the NYSE.

Age 49 Director since: 2016 – Current Term Expiring 2025 INDEPENDENT DIRECTOR
TRACY A. EMBREE

Vice President and President of Distribution Business Segment of Cummins, Inc.

Background: Ms. Embree has worked at Cummins Inc. (NYSE: CMI), a leader in the design, manufacture, distribution and service of diesel and alternative fuel engines and related technologies (“Cummins”), since 2000 and has held the role of Vice President and President of Cummins’ Distribution Business Segment since 2019. Prior to leading the Distribution Business Segment, Ms. Embree served as Vice President and President of Cummins’ Components Group from 2015 to 2019. She also previously served as the President of Cummins Turbo Technologies. Since she joined Cummins, Ms. Embree has served in a variety of roles with increasing responsibility and leadership, including marketing and sales and manufacturing, and she has been a corporate Vice President of Cummins since 2011. Ms. Embree graduated from Massachusetts Institute of Technology with a bachelor of science degree in Chemical Engineering and holds an M.B.A. from Harvard Business School. She is a board member of the Cummins Foundation.

Skills and Expertise: The Board selected Ms. Embree to serve as a director based upon her experience in formulating corporate strategy, implementing new market strategies, sales, and operations for a global business. The Board believes that her leadership experience in these areas makes her particularly well-suited to serve as a director of LP.

Committees: Compensation Committee, Governance Committee

Age 66 Director since: 2006 – Current Term Expiring 2025 INDEPENDENT DIRECTOR
LIZANNE C. GOTTUNG

Retired EVP-Senior Adviser to the CEO/Chairman of Kimberly-Clark Corporation

Background: Ms. Gottung joined the board of directors of Sylvamo Corporation (NYSE: SLVM), a global producer of uncoated paper, in October 2021 and serves as the Chair of the Management Development and Compensation Committee. Ms. Gottung retired from Kimberly-Clark Corporation (NYSE: KMB) in 2017 as EVP-Senior Adviser to the CEO/Chairman of Kimberly-Clark Corporation. Prior to that appointment, Ms. Gottung served as Senior Vice President and Chief Human Resources Officer of Kimberly-Clark Corporation from 2002 to 2017. She held a variety of human resources, manufacturing and operational roles of increasing responsibility with Kimberly-Clark Corporation over the 36 years prior to her retirement. Ms. Gottung graduated from State University of New York at Albany with a bachelor’s degree in Business Administration.

Skills and Expertise: The Board selected Ms. Gottung to serve as a director based upon her experience in labor relations and human resources with a large publicly held corporation. The Board believes that her extensive experience in leading, designing and implementing human capital strategies, including compensation and benefits, both domestically and globally, talent management, diversity and inclusion, organizational effectiveness and corporate health services makes her particularly well-suited to serve as a director of LP.

Committees: Compensation Committee, Executive Committee, Governance Committee (Chair)

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Age 59 Director since: 2019 – Current Term Expiring 2024 INDEPENDENT DIRECTOR
F. NICHOLAS GRASBERGER III

Chairman and Chief Executive Officer of Harsco Corporation

Background: Mr. Grasberger is Chairman and Chief Executive Officer of Harsco Corporation (NYSE: HSC), a global market leader providing environmental solutions for industrial and specialty waste streams and innovative technologies for the rail sector (“Harsco”). He joined Harsco in 2013 as Chief Financial Officer and was appointed President and Chief Executive Officer in 2014. He became Chairman in October 2018. Prior to joining Harsco, Mr. Grasberger served as Managing Director of the Precision Polymers Division of Fenner PLC, which traded the London Stock Exchange under the ticker symbol FENR prior to its acquisition by Compagnie Générale des Établissements Michelin in 2018. Earlier, he spent four years with Armstrong World Industries, Inc. (NYSE: AWI), first as Senior Vice President and Chief Financial Officer, and later as Executive Vice President of Building Products and Asia Pacific. Mr. Grasberger also held the positions of Vice President and Chief Financial Officer for Kennametal, Inc. (NYSE: KMT), and of Corporate Treasurer and Director of Corporate Planning at H. J. Heinz Company, which has since merged into Kraft Heinz Company (NASDAQ: KHC). He started his career with USX Corporation, since renamed United States Steel Corporation (NYSE: X). Mr. Grasberger graduated from the University of Notre Dame with a bachelor’s degree in Business Administration and Finance, and from the University of Pittsburgh’s Katz Graduate School of Business with an M.B.A.

Skills and Expertise: The Board selected Mr. Grasberger to serve as a director based upon his broad financial expertise and strong leadership experience. The Board believes that Mr. Grasberger’s significant record as a successful chief executive officer and his experience leading public companies will provide strategic insight to LP and makes him particularly well-suited to serve as a director of LP.

Committees: Audit Committee (Chair), Executive Committee, Governance Committee

Age 72 Director since: 2016 – Current Term Expiring 2024 INDEPENDENT DIRECTOR
OZEY K. HORTON, JR.

Director Emeritus of McKinsey & Company

Background: Mr. Horton has been a Director Emeritus of McKinsey & Company, a global management and consulting firm, since 2011, when he retired after nearly 30 years with the firm. At McKinsey & Company, Mr. Horton worked in various practice areas around the globe, including Pulp, Paper and Packaging, Industrial, Change Management, Global Operations in Energy and Materials, and Basic Materials. Mr. Horton is a faculty member for McKinsey & Company’s leadership development program and also serves as an independent business advisor. Mr. Horton also serves as a director of Worthington Industries, Inc. (NYSE: WOR). Mr. Horton graduated from Duke University with a bachelor of science degree in Civil and Environmental Engineering and from Harvard Business School with an M.B.A.

Skills and Expertise: The Board selected Mr. Horton to serve as a director because of his extensive experience in global operations, strategic planning, merger and acquisition integration and change management. The Board believes that Mr. Horton’s broad understanding of the operational and strategic issues facing large global companies and his experience in both change management and merger and acquisition integration make him particularly well-suited to serve as a director of LP.

Committees: Audit Committee, Governance Committee

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Age 73 Director since: 2002 – Current Term Expiring 2025 LEAD INDEPENDENT DIRECTOR
DUSTAN E. MCCOY

Retired Chairman and Chief Executive Officer of Brunswick Corporation

Background: Mr. McCoy was Chairman and Chief Executive Officer and a director of Brunswick Corporation (NYSE: BC), a market leader in the marine, fitness and billiards industries, from December 2005 until his retirement in February 2016. He joined Brunswick Corporation in September 1999 and, in addition to the roles above, also served as Vice President, General Counsel and Corporate Secretary until October 2000, and served as President of the Brunswick Boat Group from October 2000 to December 2005. In 1999, he served as Executive Vice President of Witco Corporation, which traded on the NYSE under the ticker symbol WIT prior to its merger with Crompton & Knowles in 1999, and prior to that served as Witco’s Senior Vice President, General Counsel and Corporate Secretary. Mr. McCoy is also the lead independent director of Freeport-McMoRan Inc. (NYSE: FCX) and a director of YETI Holdings, Inc. (NYSE: YETI). Mr. McCoy graduated from Eastern Kentucky University with a bachelor’s degree in Political Science and a J.D. from Salmon P. Chase College of Law at Northern Kentucky University.

Skills and Expertise: The Board selected Mr. McCoy to serve as a director because of his extensive experience in legal and compliance matters, and specifically his experience in corporate governance and disclosure matters for publicly traded companies. The Board believes that Mr. McCoy’s broad understanding of the operational, financial and strategic issues facing large global companies, his leadership and oversight in LP’s compliance matters, his leadership roles for companies producing both commodity and specialty products, and his valuable strategic advice to the Board and management in advancing LP’s interests make him particularly well-suited to serve as a director of LP.

Committees: Compensation Committee, Executive Committee, Governance Committee

Age 63 Director since: 2017 – Current Term Expiring 2024
W. BRADLEY SOUTHERN

Chairperson of the Board and Chief Executive Officer of LP

Background: Mr. Southern has been Chairperson of the Board since May 2020 and Chief Executive Officer of LP since July 2017. Mr. Southern served as Executive Vice President and Chief Operating Officer of LP from November 2016 to June 2017. Prior to that, Mr. Southern served as Executive Vice President and General Manager of Oriented Strand Board (“OSB”) beginning in 2015 and Senior Vice President of Siding beginning in 2012. Mr. Southern started with LP in 1999 and held multiple positions with increasing responsibilities before being named Vice President of Specialty Operations in 2004. Mr. Southern also serves as a director of Astec Industries, Inc. (NASDAQ: ASTE). Mr. Southern was named to the National Association of Manufacturers board of directors in October 2020. Mr. Southern has a bachelor of science degree and a master’s degree in Forest Resources, both from the University of Georgia.

Skills and Expertise: The Board selected Mr. Southern to serve as a director based upon his appointment as Chief Executive Officer of LP, his performance as an executive at LP and his long history and deep familiarity with LP’s operational matters. The Board also considered Mr. Southern’s expansive knowledge of the Forest Products industry in North and South America, together with his knowledge and experience in strategic planning, finance, accounting, specialty products and plant management. The Board also believes Mr. Southern is an effective liaison between the Board and management.

Committees: Executive Committee (Chair)

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CORPORATE GOVERNANCE

— CURRENT BOARD COMPOSITION

The following matrix provides information regarding the members of our Board, including demographic information for, and certain qualifications and experience possessed by, the members of our Board, which our Board believes are relevant to our business and industry and provide a range of viewpoints that are invaluable for our Board’s discussions and decision-making processes. The matrix does not encompass all of the qualifications, experiences or attributes of the members of our Board, and the fact that a particular qualification, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular qualification, experience or attribute with respect to any of the members of our Board does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of qualification and experience listed below may vary among the members of the Board.

Qualifications and Experience	Bayardo	Embree	Gottung	Grasberger	Horton	Macadam	McCoy	Southern
Public Company Board Experience
C-Suite Leadership
Financial Literacy / Accounting
Manufacturing and Distribution / Sourcing / Logistics
Global Operations Experience
HR / Labor Relations
Sales / Marketing
Risk Management
Strategic Planning
Corporate Governance / Ethics / Legal
Environmental / Sustainability / Corporate Responsibility
Demographics
Race / Ethnicity
African American
Asian / Pacific Islander
White / Caucasian
Hispanic / Latino
Native American
Gender
Male
Female
Non-Binary
LGBTQ+
Board Tenure
Years of Service	1	7	17	4	7	4	21	6

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The Board held four meetings in 2022. While LP does not have a policy regarding attendance by directors at LP’s annual meetings of stockholders, all directors serving on the Board at that time attended the 2022 Annual Meeting of Stockholders.

— PRINCIPLES OF CORPORATE GOVERNANCE

Strong corporate leadership of the highest ethics and integrity has long been a major focus of LP’s Board and management. The key tenets of LP’s Corporate Governance Guidelines include the following:

•	The Board elects the director who serves as Chairperson of the Board, who may be the Chief Executive Officer (or “CEO”) or any other director. Currently, the CEO serves as Chairperson of the Board. Pursuant to LP’s Corporate Governance Guidelines, when the positions of Chairperson of the Board and CEO are held by the same person, the Board adopts a counterbalancing governance strategy, pursuant to which a Lead Independent Director is elected annually by the independent directors to preside over executive sessions of the independent directors, facilitate information flow and communications between the directors and the Chairperson of the Board, coordinate the activities of the other independent directors and perform such other duties as specified by the Board and outlined in the Lead Independent Director Profile contained in LP’s Corporate Governance Guidelines. Currently, Dustan E. McCoy serves as Lead Independent Director.

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•	A majority of the members of the Board and all members of the Audit Committee, the Compensation Committee, and the Governance Committee must be independent. To be considered independent under LP’s Corporate Governance Guidelines, a director must:
—	meet the applicable standards imposed by the SEC and the NYSE and any federal laws as may from time to time be made applicable to the Board;
—	be independent of management and LP and free of any relationship that, applying the rules of the NYSE, would preclude a finding of independence;
—	have not been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past three years and in order to qualify for service on the Compensation Committee, have not been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past five years; and
—	have no material relationship with LP or any of its affiliates or any executive officer of LP or any of its affiliates (either directly or as a partner, shareholder or officer of an organization) as affirmatively determined by action of the Board.
•	The Board has determined that each current director other than Mr. Southern is independent under the standards listed above. LP’s independence standards are available on its website at www.lpcorp.com by clicking on “About LP,” then “Financial Info,” then “Investor Relations,” then “Corporate Governance,” together with the rest of LP’s Corporate Governance Guidelines, as summarized in this section.
•	The independent directors meet in executive session without management present in connection with each quarterly Board meeting.
•	Following any material change in his or her principal occupation or business association, including retirement from any such other occupation or association, that director must immediately tender his or her resignation for consideration by the Board, which may choose not to accept it.
•	Directors must retire as of the date of the next annual meeting of stockholders after attaining age 75.
•	Directors are provided with orientation and continuing education opportunities on an ongoing basis relating to performance of their duties as directors and Board committee members.
•	The composition, structure, purpose, responsibilities and duties of each of the standing Board committees are set forth in written charters approved from time to time by the Board.
•	The Board and each of the Board committees have authority to engage outside advisers, including an independent compensation consultant and outside legal counsel, who are independent of management to provide expert or legal advice to the directors.
•	The Governance Committee oversees annual evaluations of the operations and effectiveness of the Board and the Governance Committee in governing LP, with feedback from the Lead Independent Director, and communicates the results of these evaluations to the full Board.
•	Each director must receive a majority of the stockholder votes cast in uncontested elections of directors.
•	LP has adopted both a Code of Business Conduct and Ethics and a Code of Ethics for senior financial officers.
—	The Code of Business Conduct and Ethics is applicable to all directors, officers, and employees and addresses, among other matters, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, legal and regulatory compliance, and reporting of illegal or unethical behavior.
—	The Code of Ethics for senior financial officers, including the CEO, relates to conflicts of interest and full, fair and accurate financial reporting.
—	Directors and executive officers may be granted waivers of either Code only by a decision of the Board (or a Board committee to which this responsibility is delegated), which will be promptly disclosed to LP’s stockholders by posting on LP’s website at www.lpcorp.com. In 2022, there were no waiver requests.
•	LP’s CEO is responsible for maintaining a succession-planning process with respect to top management positions and must report to the Board at least annually regarding specific assessments and recommendations.
•	The Board has adopted stock ownership guidelines for both directors and executive officers. The guidelines specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in value to five times the regular annual cash retainer for outside directors within five years of joining the Board. For 2022, all of the directors met the guidelines. See the section below captioned “—Director Stock Ownership Guidelines.” The guidelines for executive officers are discussed under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis—Section VI: Additional Policies and Guidelines Affecting Executive Compensation.”

Current copies of LP’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for senior financial officers are available on LP’s website at www.lpcorp.com by clicking on “About LP,” then “Financial Info,” then “Investor Relations,” then “Corporate Governance.” Any amendments to either Code will also be posted at www. lpcorp.com. Copies of any of these documents may also be obtained free of charge by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

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— THE BOARD LEADERSHIP STRUCTURE

The members of the Board have a diverse set of skills and experiences and all of the members, except our CEO, are independent. As discussed above, the CEO of LP currently serves as the Chairperson of the Board and the Board has elected Mr. McCoy to serve as our Lead Independent Director. We believe that our leadership structure is in the best interests of LP and its stockholders and that it fosters innovative, responsive and strong leadership for LP as a whole. Our Board has determined that the election of an executive Chairperson must be accompanied by the election of a Lead Independent Director with a clearly defined and dynamic leadership role in the governance of the Board. In May 2020, the Board determined that appointing Mr. Southern as Chairperson of the Board and Mr. McCoy as Lead Independent Director would result in the governance structure best suited to enable our Board and management to carry out their responsibilities to our stockholders and promote the growth of LP. We believe the structure promotes, through the clearly articulated roles and responsibilities of the Lead Independent Director and Board committees, the objective and effective oversight of management.

The Chairperson’s current Board duties include: calling meetings of the Board; taking primary responsibility for preparing agendas for Board meetings in consultation with the Lead Independent Director and other directors and management; chairing meetings of the Board and the annual meeting of stockholders; receiving feedback from executive sessions of the independent directors; chairing meetings of the Executive Committee; communicating with directors on key issues and concerns outside of Board meetings; and representing LP to, and interacting with, external stakeholders and LP employees.

The Lead Independent Director’s current duties include: participating in Board meetings; acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for, and leading, executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee of the Board; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.

— OVERSIGHT OF RISK

The directors are elected representatives of the stockholders and act as fiduciaries on their behalf. In performing its general oversight function, the Board reviews and assesses LP’s strategic and business planning as well as management’s approach to addressing significant risks. All committees report directly to the Board regularly, and all committee minutes are distributed for review by the entire Board. Additionally, the Board and committees are authorized to retain independent advisers, including attorneys or other consultants, to assist in their oversight activities.

As set out in LP’s Corporate Governance Guidelines, it is the responsibility of the CEO, and of executive management under the CEO’s direction, to:

•	operate and manage the business of LP on a day-to-day basis in a competent and ethical manner to produce value for the stockholders;
•	regularly inform the Board of the status of LP’s business operations;
•	engage in strategic planning;
•	prepare annual operating plans and budgets; and
•	oversee risk management and financial reporting.

The Board fulfills its oversight responsibilities as set out in the Corporate Governance Guidelines on behalf of the stockholders and in furtherance of LP’s long-term health. The Board’s role does not involve managing the daily complexities of business transactions.

As part of its oversight responsibilities, the Board and its committees are involved in the oversight of risk management of LP. The current leadership structure provides directors with significant information related to risks faced by LP, as well as an opportunity to synthesize, discuss and consider these risks independent of management and to provide guidance to management. The Board oversees risk management in part through its review of findings and recommendations by LP’s Risk Management Council, the participants of which are executives and/or functional department leaders in the areas of risk management, finance, internal audit, legal and compliance, information technology (including cybersecurity), environmental, and product quality, all of whom supervise day-to-day risk management throughout LP. The purpose of the Risk Management Council is to help the CEO assess the effectiveness of LP’s identification and handling of risks. The Board and its committees have direct access to financial and compliance leaders on a quarterly basis or more frequently if requested. Further, the Board is provided a comprehensive report as to the Risk Management Council’s risk mapping efforts, as well as management’s efforts to mitigate and transfer risk.

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The Board committees consider risks within their areas of responsibilities under each of their charters. The Audit Committee is responsible for the following risk oversight functions:

•	overseeing LP’s enterprise risk management program, which includes consideration of operational risks, cyber-security risks, and financial risk related to accounting matters, financial reporting and legal and regulatory compliance;
•	reviewing various guidelines for cash, credit and liquidity measures;
•	reviewing risks related to financial disclosures and reporting; and
•	reviewing the audit risk assessment identifying internal controls and risks that affect the audit plan for the coming year.

The Governance Committee is responsible for oversight of risk related to various regulatory changes and trends related to corporate governance, including Board member selection and maintaining appropriate corporate governance principles and guidelines, as well as overseeing annual evaluations to assess Board and committee effectiveness. Additionally, the Governance Committee is responsible for the responsibilities previously delegated to the Environmental Quality and Compliance Committee, including oversight of risk related to LP’s sustainability strategy, safety, environmental and product quality policies and practices, programs for ethics and business conduct, including various matters raised through LP’s anonymous hotline reporting service, legal compliance, political activities and advocacy and human resource practices.

The Compensation Committee is responsible for oversight of risk relating to employment policies and LP’s compensation and benefits systems, and annually reviewing these policies and practices to determine whether they are reasonably likely to have a material adverse effect on LP.

— SUSTAINABILITY

For more than half a century, we have worked to deliver on our purpose: Building a Better WorldTM. Our purpose guides all that we do, from the way we responsibly develop and manufacture products to the way we treat employees and give back to communities.

Our environmental, social and governance (ESG) program demonstrates our purpose at work and the continued evolution of our sustainability journey. Our sustainability program is centered on five pillars: governance, people, environment, products and community.

For additional information about our program, goals and metrics, read our 2022 Sustainability Report. The 2022 Sustainability Report is available on our website at www.lpcorp.com/sustainability. The 2022 Sustainability Report and other information contained on our website are not incorporated by reference herein.

Oversight

Oversight for LP’s ESG program begins with the Governance Committee of the Board. The committee meets at least three times a year and oversees our sustainability strategy as well as our performance in relation to our goals. The committee also oversees the programs and processes related to management succession, safety, environmental and product quality, ethics and business conduct, political activities and human resources. Management oversees LP’s ESG program through LP’s ESG Executive Council, which is a cross-functional committee comprised of members of LP’s executive team, including the General Counsel, the Chief Financial Officer and the Senior Vice President of Manufacturing Services. The ESG Executive Council oversees the ESG Task Force, a group of subject matter experts responsible for developing and executing ESG strategies. The ESG Task Force is led by the General Counsel and includes the Vice President of Investor Relations and Business Development, the Director of Sustainability and Public Policy, the Director of Corporate Communications, the Director of Siding Business Growth and Optimization, and the Director of Internal Audit. The ESG Council meets quarterly with the ESG Task Force to discuss ESG strategies.

Approach to Sustainability

LP measures our progress in relation to our goals, as well as the programs, processes and initiatives we have in place across five critical areas: governance, people, environment, products and community. We evaluate risks and opportunities in each of these areas carefully. In 2021, we conducted an ESG priority assessment to ensure we incorporate the opinions of our employees, customers, investors and other stakeholders as we execute our sustainability strategy. The priority assessment revealed the most critical sustainability topics for LP based on six factors: meaningful impact on financial returns; reputational importance to LP; probability of negative outcome; LP’s ability to control, influence and mitigate; importance to stockholders and importance to non-owner stakeholders.

We provide ESG disclosures in line with the International Financial Reporting Standards Foundation’s Sustainability Accounting Standards Board (SASB) standards and the Task Force on Climate-related Financial Disclosures (TCFD) recommendations. Our business is aligned with SASB’s Building Products and Furnishings and Forestry Management standards. Our TCFD index communicates how climate risks and opportunities are incorporated into our business strategy to facilitate long-term business resilience in light of climate change.

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Governance

Our corporate governance practices and programs represent our commitment to ethical business. We work to create an environment within the workplace where all LP representatives—from directors to individual contributors—have a strong sense of accountability and integrity.

We have a diverse, independent Board that helps the company manage risk, as well as Board committees that oversee auditing, corporate responsibility, and executive compensation.

We expect all LP employees to act with the highest standards of ethics and integrity and carry our commitment to business ethics through to our suppliers. Our Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers and Supplier Code of Conduct outline our standards and expectations. LP’s Human Rights Policy further details our expectations for working conditions and human rights in our operations.

People

At LP, people come first. We work to create an engaging and inclusive culture at LP that protects the health and well-being of our employees and creates opportunities for individuals to learn and grow while taking care of themselves and their families.

SAFETY

We are committed to creating a healthy, safe workplace for all employees. Our safety programs aim to prevent incidents before they occur. Applicable to all employees and contractors, our Environmental, Health and Safety (EHS) Protocol Standard defines our expectations for creating a safe work environment. Additionally, our recently introduced Serious Injury and Fatality (SIF) Prevention program uses predictive tools to further identify and target potential safety risks. Every LP employee or contractor receives baseline safety training when they join the company, plus supplemental training based on their job requirements. In addition to this baseline training, each facility provides extra training specific to safety considerations for the time of year, needs or high-risk activities. Since 2010, we have won 85 safety awards recognizing us for our performance and commitment to safety.

DIVERSITY, EQUITY AND INCLUSION

For LP, diversity, equity and inclusion (DEI) is a critical part of the way we do business. Our DEI Pledge for Action outlines our commitments and the actions we intend to take to help ensure our culture is one that promotes diversity, leads with inclusion and facilitates equity in our treatment of all employees.

Our DEI Goals

•	Work to ensure our employee populations reflect the communities where we operate in both race/ethnicity and gender.
•	Strive to increase the representation of women and people of color in leadership positions.
•	Help ensure representation of women and people of color on the Board.
•	Work to strengthen the supply chain by expanding relationships and opportunities to purchase goods and services from minority- and women-owned businesses.
•	Work to ensure pay equity for comparable work, experience and performance, regardless of gender, race, religion or age, through third-party reviews and internal analysis.

In 2022, we made strong progress on our DEI goals, including launching a pay equity assessment, initiating DEI training and establishing a Supplier Diversity Program. For more information on our DEI programs, see our 2022 Sustainability Report.

Information as of December 31, 2022. (1) U.S. and Canada (2) U.S.

Products

Across our 50-year history, one thing that has remained consistent is our dedication to creating innovative, longer-lasting, more sustainable building products for our customers. We are committed to producing products that are both responsibly sourced and known for exceeding the performance expectations of our customers. We create high-quality and durable products by focusing on three areas: product quality and safety, responsible sourcing and product innovation.

We work with third parties to develop lifecycle assessments (LCA) and environmental product declarations (EPD) for LP products. The LCAs and EPDs allow us to assess and compare the environmental impact of our products’ lifecycle in line with internationally recognized standards, including International Organization for Standardization (ISO) standards. We believe EPDs are a valuable tool for comparing products and providing transparency into the environmental footprint of a product across its full manufacturing value chain, from raw materials to product end-of-life.

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Environment

An important part of our commitment to Do the Right Thing Always is protecting our planet. Our Policy on Environmental Stewardship, which may be viewed at www.lpcorp.com/about-lp/sustainability/the-environment, outlines our commitments and is supported by innovative programs and processes.

CLIMATE CHANGE

We believe we have a role to play in mitigating the impacts of climate change—both through our innovative products and by limiting the potential environmental impacts of our operations. As detailed in our 2022 Sustainability Report and TCFD index, we strive to incorporate climate change considerations into the way we do business, from product development to product end-of-life.

Our Policy on Environmental Stewardship details our broader commitment to reducing emissions, waste and water use, and conserving the environment in and around our operations.

SUSTAINABLE SOURCING

We believe that one of the greatest environmental opportunities we have at LP is to ensure that the forest resources we rely on are managed sustainably to meet the needs of future generations. Our fiber sourcing and forest management processes are certified to the Sustainable Forestry Initiative® (SFI®) and Programme for the Endorsement of Forest Certification (PEFC®) standards. All the wood used in our products is sourced in compliance with our Commitment to Sustainable Forestry and our SFI® and PEFC® standards. This helps assure LP and our customers that these forestlands are being managed responsibly and are achieving the environmental standards we demand.

We work to protect and maintain biodiversity in and near our operations, primarily by conducting biodiversity assessments before we begin operating to understand and mitigate potential biodiversity risks. Our forest management process helps preserve a range of age classes and forest types to protect habitats for plant and animal species that require younger as well as older forests to thrive.

LP received the SFI® President’s Award in 2022, recognizing our sustainable forestry leadership.

MANUFACTURING EFFICIENCY

Our manufacturing systems are intended to limit our environmental impact. All LP manufacturing facilities use site-specific environmental management programs to help reduce waste and promote clean air and water quality when producing engineered wood building products. To further promote sustainability and limit non-GHG air emissions in our manufacturing processes, we strive to source technology that helps save energy and reduce waste. One example of this technology in action is the emissions control systems we have in place across our operations. These systems capture 99.9% of the particulate matter produced from biomass combustion and pressing wood and resins under high heat before it leaves our emissions stacks. The particulate matter captured is then used in the manufacturing process or for energy recovery. In turn, this allows us to achieve or exceed air quality regulatory standards and mitigate our air emissions. We maintain additional control systems at our facilities that allow us to track, capture and destroy non-GHG air emissions to prevent them from entering the atmosphere. We aim to continue to evaluate our operations for opportunities to reduce emissions and maximize efficiency—whether by designing new systems, upgrading systems or identifying small changes that can have a big impact.

QUANTIFYING OUR CARBON FOOTPRINT

Understanding our emissions is critical for developing and guiding our decarbonization efforts. Our Scope 1 and 2 greenhouse gas (GHG) emissions arise primarily from the natural gas and electricity used in our operations. However, a significant amount of our energy is derived from the use of residual biomass resulting from our manufacturing process.

In addition to evaluating our Scope 1 and 2 GHG emissions, in 2021 we measured and disclosed our 2019 Scope 3 GHG emissions inventory reflective of normal (pre-COVID-19) operations. This evaluation was an important step in understanding emissions across our supply chain.

Communities

We give back to local communities through product and monetary donations and through the LP Foundation, our separate, LP-funded 501(c)(3) nonprofit. We also give LP employees the opportunity to donate their funds, time and skills to better their communities, whether through LP-sponsored volunteer events or through our charitable giving employee match program. We focus on promoting diversity in our charitable giving programs. In 2022, we expanded DEI giving to align with our DEI commitments both within and outside of LP.

Our Human Rights Policy, Code of Business Conduct and Ethics and Policy for Respecting the Rights of Indigenous Peoples detail our commitments to respecting and collaborating with Indigenous communities across the areas where we operate. We work with Indigenous nations to promote economic growth, provide education and employment and support community infrastructure projects.

More Information

More information about our environmental, social and governance program is available in LP’s 2022 Sustainability Report located at www.lpcorp.com/sustainability. Our 2022 Sustainability Report and other information contained on the website are not incorporated by reference herein.

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— ANTI-HEDGING AND ANTI-PLEDGING POLICY

LP’s Insider Trading Policy prohibits LP’s directors, executive officers, and certain employees at LP from engaging in short-term, hedging or speculative transactions involving LP Common Stock. LP maintains this policy because such transactions, which might be considered short-term bets on the movements of LP Common Stock, could create the appearance that the person is trading on insider information. In addition, hedging transactions may permit a director, executive officer, or manager of LP to continue to own securities of LP obtained through employee benefit plans or otherwise but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as LP’s other stockholders.

Under LP’s Insider Trading Policy, the following hedging and monetization transactions with respect to LP securities are prohibited unless otherwise approved in writing by LP’s General Counsel:

•	engaging in “short sales”;

•	buying and selling options (“put” or “call”);

•	prepaid variable forwards;

•	equity swaps;

•	collars; and

•	exchange funds.

While not prohibited, under the Insider Trading Policy, LP discourages insiders from placing standing or limit orders on LP securities.

LP’s Insider Trading Policy also prohibits the pledging of LP securities unless otherwise approved in writing, including pledges of LP securities as collateral for margin and other loans.

— COMMITTEES OF THE BOARD

The Board’s committees and membership on each committee as of March 1, 2023 are set forth in the table below. Each committee shown below has a written charter delineating its membership, duties and functions. Copies of the current committee charters are available on LP’s website, www.lpcorp.com, by clicking on “About LP,” then “Financial Info,” then “Investor Relations,” and then “Corporate Governance” and may also be obtained by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

Name of Director	Audit	Compensation	Governance	Executive
Jose A. Bayardo
Tracy A. Embree
Lizanne C. Gottung
F. Nicholas Grasberger III
Ozey K. Horton, Jr.
Stephen E. Macadam
Dustan E. McCoy
W. Bradley Southern
2022 Meetings	4	4	4	0

 = Committee member        = Chair

During 2022, each director attended at least 75% of the total number of meetings of the Board and meetings held by all committees of the Board on which he or she served during his or her tenure on the Board or such committees.

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Finance and Audit Committee

The Audit Committee is responsible for:

•	assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of LP (including LP’s financial statements);

•	LP’s compliance with legal and regulatory reporting requirements;

•	oversight of LP’s enterprise risk management program and certain other risks, as described under the heading “—Oversight of Risk” above;

•	receiving and reviewing regular reports regarding issues such as:

—	the status and findings of internal audits and audits being conducted by LP’s independent registered public accounting firm,

—	the status of material litigation,

—	significant accounting events,

—	accounting changes that could affect LP’s financial statements, and

—	proposed audit adjustments;

•	because of the importance of the integrity of our information technology systems to financial reporting, reviewing LP’s information technology platform and processes, as well as strategies, to prevent, detect and mitigate any cybersecurity threat; and

•	such other duties as directed by the Board.

Additionally, the Audit Committee has sole authority for the appointment, compensation and oversight of LP’s independent registered public accounting firm, including the approval of any significant non-audit relationship. To satisfy its various oversight responsibilities, the Audit Committee meets regularly with LP’s Chief Financial Officer, Director of Internal Audit, LP’s independent registered public accounting firm and other members of management, as needed.

The Audit Committee charter requires that each member of the Audit Committee meet the qualification and independence requirements of the listing standards adopted by the NYSE and the independence standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit Committee has met such qualification and independence requirements and standards.

We also have, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting and requisite professional certification in accounting or other comparable experience that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Grasberger, Mr. Macadam and Mr. Bayardo are audit committee financial experts (as such term is defined under applicable rules of the SEC).

Compensation Committee

The Compensation Committee is responsible for:

•	assisting the Board in fulfilling its responsibility for oversight relating to the compensation of the executive officers of LP;

•	reviewing and approving the strategy and design of LP’s compensation and benefits systems;

•	making recommendations to the Board for incentive compensation and equity-based compensation plans, including specifically reviewing and making recommendations regarding the compensation of LP’s CEO and reviewing and approving salaries and incentive compensation of other executive officers;

•	administering LP’s equity and cash incentive compensation plans;

•	selecting and regularly reviewing the peer group used for benchmarking compensation for executive officers; and

•	oversight of certain risks related to LP’s employment practices and compensation as described under the heading “—Oversight of Risk” above.

The Compensation Committee meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made. In accordance with its written charter adopted by the Board, the Compensation Committee has oversight responsibility with respect to compensation policies designed to align compensation with our overall business strategy, values and management initiatives. In discharging its oversight responsibility, the Compensation Committee has retained its own independent compensation consultant, FW Cook, to advise the Compensation Committee regarding market and general compensation trends, assist in determining the appropriate executive officer compensation in 2022 and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. The Compensation Committee chair also regularly meets with management and the Compensation Committee’s consultant between formal Compensation Committee meetings. In 2022, the Compensation Committee generally sought input from FW Cook on a range of factors related to LP’s compensation programs, including comparative peer company data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.

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FW Cook is responsible solely to the Compensation Committee, with the exception of its services to the Governance Committee regarding director compensation, and undertook no work with the management of LP without approval from the Compensation Committee chair. The Compensation Committee has affirmed the independence of FW Cook through a review of the firm’s independence policy and other relevant matters, and is not aware of any conflict of interest that would prevent the consultant from providing independent advice to the Compensation Committee regarding executive compensation matters. FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. FW Cook is not the beneficial owner of any shares of LP Common Stock, and fees payable by LP to FW Cook during 2022 were less than 1% of the firm’s gross revenues.

LP’s Chief Executive Officer makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors.

The Compensation Committee charter requires that each member of the Compensation Committee qualify as an “independent director” under the listing standards adopted by the NYSE. The Board has determined that each member of the Compensation Committee has met such independence requirements.

Governance and Corporate Responsibility Committee

The Governance Committee is responsible for, among other things:

•	making recommendations to the Board as to the candidates to be elected as Chairperson of the Board and Lead Independent Director;

•	determining criteria for selecting and evaluating potential nominees for director, including skills and diversity that would be advantageous to add to the Board, identifying persons qualified to become directors and recommending candidates for membership on the Board;

•	if appropriate, in the sole discretion of the Governance Committee, retaining a search firm to identify potential candidates for the Board and approving such firm’s fees and other retention terms;

•	considering and making recommendations to the Board regarding the composition of the Board and Board committees, the nomination of directors, and all elements of compensation of directors;

•	developing, and recommending for consideration by the Board, a set of corporate governance guidelines applicable to LP and reviewing charters of all committees of the Board;

•	managing the Board evaluation process, with feedback from the Lead Independent Director, and assessing the effectiveness of the Governance Committee, including the adequacy of its charter, at least annually;

•	managing the CEO selection and evaluation process used by the Board and reviewing management succession processes;

•	providing oversight and direction on LP’s (i) sustainability strategy and (ii) safety, environmental and product quality policies and practices;

•	reviewing the implementation of LP’s safety products and trends and the environmental performance of LP as it affects employees, communities, vendors and customers;

•	reviewing and implementing LP product quality policies and standards, including claims and quality incident reports;

•	oversight of LP’s (i) programs for ethics and business conduct, including reviewing matters raised through LP’s confidential hotline reporting service, and (ii) political activities and advocacy, including political fundraising and contributions;

•	reviewing, at least annually, LP’s ethics and business conduct practices, trends and issues, and reporting to the Board on findings related thereto;

•	providing oversight of LP’s compliance with federal and state laws, regulations and rules;

•	providing oversight and policy direction on diversity and employee satisfaction; and

•	oversight of certain risks related to corporate governance as described under the heading “—Oversight of Risk” above.

In 2022, the Governance Committee sought input from FW Cook related to director compensation, including competitive positioning of director pay.

The Governance Committee charter requires that each member of the Governance Committee be an independent director. The Board has determined that each member of the Governance Committee has met the independence requirements of the listing standards adopted by the NYSE.

— DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board has adopted stock ownership guidelines for directors as part of LP’s Corporate Governance Guidelines, which specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in fair market value to five times the regular annual cash retainer for outside directors within five years of joining the Board. As of December 31, 2022, all of the directors met the guidelines.

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— CONSIDERATION OF DIRECTOR NOMINEES

The Board believes that all directors must possess a considerable amount of education and business management experience. The Board also believes that it is necessary for each of LP’s directors to possess certain general qualities, while there are other skills and experiences that should be represented on the Board as a whole, but not necessarily by each individual director.

General qualities for all directors:	Specific experiences, qualifications and backgrounds to be represented on the Board as a whole:
• Extensive executive leadership experience	• Financial and/or accounting expertise
• Excellent business judgment	• Knowledge of international markets
• High level of integrity and ethics	• Chief executive officer/chief operating officer/chief financial officer experience
• Original thinking	• Extensive board experience
• Strong commitment to LP’s goal of maximizing stockholder value	• Diversity of skill, background and viewpoint

Under the Governance Committee charter, the Governance Committee is responsible for determining the criteria for membership on the Board. The Governance Committee uses the results of annual evaluations of the Board and Board committees in evaluating the skills and attributes desired in new director candidates. The following are criteria for membership on the Board:

•	directors must be persons of integrity, with significant accomplishments and recognized business stature, who will bring a diversity of perspectives to the Board;

•	one or more directors should have significant experience in the type of industry and business in which LP operates;

•	experience in some capacity with publicly traded companies is a desirable attribute;

•	although the Board has not adopted a specific policy with regard to considering diversity in identifying director nominees, the Corporate Governance Guidelines require the Governance Committee to take into account diversifying factors that it deems appropriate which include, among other things, diversity in professional and personal experience, skills, expertise, background, expertise, gender, race, ethnic background and cultural and geographical diversity; and

•	directors must be able to commit the requisite time to prepare for and attend all regularly scheduled meetings of the Board and committees on which they serve, except when there are unavoidable business or personal conflicts.

Additionally, the Governance Committee believes it to be desirable for all new outside directors (as is true of all current outside directors) to qualify as independent under the listing standards adopted by the NYSE and applicable SEC rules. The Corporate Governance Guidelines recognize that LP’s CEO will normally be a director and that other senior officers may be elected to the Board in appropriate circumstances, as long as a majority of directors are independent as determined by the Board in accordance with the listing standards adopted by the NYSE and applicable SEC rules.

As part of its annual self-assessment process, the Board and its committees determine the specific skill sets and necessary characteristics for an effective committee and the Board as a whole. If the Board, generally or through the Governance Committee, determines that a necessary skill set or perspective is absent, the Board will authorize an increase in the number of Board members.

In the event of a vacancy on the Board, the Governance Committee determines which skills should be sought in filling the vacancy and then each current director is asked to suggest names of potential director candidates based on the applicable criteria. The Governance Committee is also authorized by its charter to retain a third-party search firm to assist in identifying director candidates. As part of its search process for potential candidates for director, the Governance Committee considers a potential candidate’s ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. After potential candidates are identified, the Governance Committee designates one or more directors to screen each potential candidate. Following that screening process, the Governance Committee (or a subcommittee) conducts in-person or telephone interviews with candidates warranting further consideration, and based on the results of those interviews, the Governance Committee recommends a candidate to the full Board for election, as well as alternative candidates whom the Board may wish to consider.

The Governance Committee will consider stockholders’ recommendations concerning nominees for director. Any such recommendation, including the name and qualifications of a nominee, may be submitted to LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, to the attention of the Chair of the Governance Committee. Stockholder-recommended candidates will be evaluated using the same qualities and criteria described above.

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— STOCKHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

LP’s Bylaws provide that nominations for election to the Board may be made by the Board or by any stockholder of record entitled to vote for the election of directors. The number of nominees a stockholder may nominate for election at a stockholder meeting may not exceed the number of directors to be elected at such meeting. Notice of a stockholder’s intent to make such a nomination must be given in writing to the Corporate Secretary of LP, and generally must include the following:

•	The name and address of such stockholder and each proposed nominee;

•	The class, series and number of shares of LP beneficially owned or owned of record by such stockholder and each proposed nominee;

•	A representation (i) that the stockholder is a record holder of Common Stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (ii) as to whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of LP entitled to vote and required to approve the nomination and, if so, identifying such stockholder;

•	A complete and accurate description of (i) any option, warrant, convertible security, stock appreciation right or other right or interest with an exercise or conversion privilege or a settlement payment or mechanism at a price related to securities of LP or with a value derived in whole or in part from the value of securities of LP, directly or indirectly held of record or owned beneficially by such stockholder and each proposed nominee, (ii) each other direct or indirect right or interest that may enable such stockholder or any proposed nominee to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of LP’s securities, and (iii) each hedging or other transaction or series of transactions that has been entered into by or on behalf of such stockholder or an proposed nominee with respect to any securities of LP, and any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of, any increase or decrease in the value of LP’s securities, or to increase or decrease the voting power of such stockholder or any proposed nominee (any such right, interest, transaction or agreement referred to in this clause being a “Derivative Interest”);

•	Any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any proposed nominee has a right to vote any shares of LP or which has the effect of increasing or decreasing the voting power of such stockholder;

•	Any rights directly or indirectly held of record or beneficially by such stockholder or any proposed nominee to dividends on the shares of LP that are separated or separable from the underlying shares of LP;

•	Any performance-related fees (other than an asset-based fee) to which such stockholder or any proposed nominee may be entitled as a result of any increase or decrease in the value of shares of LP or Derivative Interests;

•	A description of any arrangements or understandings pursuant to which the nominations are to be made;

•	Any other information relating to such stockholder or a proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14 of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such stockholder in support of the nomination proposed to be brought before the meeting;

•	Information regarding certain transactions in which (i) such stockholder (or other nominating person) is a participant, and (ii) any proposed nominee has a direct or indirect material interest;

•	Information regarding securities of such stockholder (or other nominating person) owned by any proposed nominee;

•	A completed written questionnaire with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made;

•	A written representation and agreement (in the form provided by the Corporate Secretary upon written request) that (i) the proposed nominee is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of LP, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to LP or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of LP, with the proposed nominee’s fiduciary duties under applicable law, (ii) the proposed nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than LP with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein or subsequently disclosed to LP, (iii) if elected as a director of LP, the proposed nominee would be in compliance and will comply, with all applicable rules of any securities exchanges upon which LP’s securities are listed, LP’s certificate of incorporation, the Bylaws, all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality, stock ownership and

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trading policies and all other guidelines and policies of LP generally applicable to directors (which other guidelines and policies will be provided to the proposed nominee within five business days after the Corporate Secretary receives any written request therefor from such proposed nominee), and (iv) if elected as a director of LP, the proposed nominee intends to serve a full term as a director and acknowledges that, as a director of LP, such person will owe fiduciary duties under applicable law with respect to LP and its stockholders;

•	A representation from such stockholder as to whether such stockholder or other person making the nomination intends or is part of a group that intends to (i) solicit proxies or votes in support of the election of any proposed nominees in accordance with Rule 14a-19 under the Exchange Act or (ii) engage in a solicitation (within the meaning of Rule 14a-1(1) under the Exchange Act) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation; and

•	An acknowledgement that, if such stockholder (or a qualified representative of the stockholder) does not appear in person or by proxy at the meeting to present such proposed nominee at such meeting, LP need not present such proposed nominee for a vote at such meeting notwithstanding that the nomination is set forth in the notice of the meeting or other proxy materials and notwithstanding that proxies or votes in respect of the election of such proposed nominee may have been received by LP (which proxies and votes shall be disregarded).

The notice must be delivered to, or mailed and received by, LP’s Corporate Secretary at least 90, and no more than 120, calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For the 2024 Annual Meeting of Stockholders, this notice must be received by LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, no earlier than December 30, 2023 and no later than January 29, 2024.

In addition, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees in connection with the 2024 Annual Meeting of Stockholders must provide notice to LP in accordance with, and that sets forth the information required by, Rule 14a-19 under the Exchange Act no later than February 28, 2024.

— STOCKHOLDER ENGAGEMENT

LP believes that effective corporate governance should involve stockholder engagement to gain stockholder insights, answer stockholder inquiries, and understand and consider the issues that matter most to them. We seek active dialogues with our stockholders to ensure a diversity of perspectives is thoughtfully considered on a broad range of matters, including strategy, business performance, corporate governance, risk and compensation practices, and other environmental, social, and governance issues. We provide regular updates regarding our financial performance and strategic actions to the investor community through our participation in investor conferences, one-on-one meetings and earnings calls. We also communicate through our filings with the Securities and Exchange Commission, press releases, website, annual report and sustainability report. LP’s management will be available to answer questions from stockholders at the 2023 Annual Meeting of Stockholders. In addition, during fiscal 2022, our management solicited feedback from investors representing well over half of our outstanding shares of Common Stock. Feedback on these stockholder engagements is discussed by the Board periodically throughout the year. We value our stockholders’ perspective on our business and intend to continue our outreach efforts to better understand their views and priorities.

— COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties may communicate with the Board by sending written correspondence to either the Chair of the Governance Committee or our Lead Independent Director by email at governance@lpcorp.com, or to our headquarters at Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203. If the communication is addressed to an individual director, it will first be sent to that individual for a determination as to whether it relates to a personal matter rather than an LP or an LP Board matter. Absent a conflict of interest, the Chair of the Governance Committee and the Lead Independent Director, in their sole discretion, will determine how to handle each communication, including forwarding it for consideration by the full Board, the independent directors only, a Board committee, or an individual director.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP as LP’s independent registered public accounting firm to, among other services, audit its consolidated financial statements for 2023. Although LP is not required to seek stockholder approval of this appointment, the Board considers the appointment of LP’s independent registered public accounting firm to be an important matter of stockholder concern and therefore, as a matter of good corporate governance, requests stockholder ratification of this action. If the appointment is not ratified by stockholders, the Audit Committee will investigate the possible basis for the negative vote and consider the results of its investigation in connection with the appointment of LP’s independent registered public accounting firm for 2024.

Representatives of Deloitte & Touche LLP are expected to attend the 2023 Annual Meeting of Stockholders where they will be available to respond to questions and, if they desire, may make a statement.

Approval of this proposal requires the affirmative vote of a majority of the total votes properly cast on this proposal. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

— PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has pre-approved all audit services provided by LP’s independent registered public accounting firm, Deloitte & Touche LLP, for the years ended December 31, 2022 and 2021. The Audit Committee also pre-approved all audit-related and permissible non-audit services provided by Deloitte & Touche LLP during 2022 and 2021, and concluded that the provision of those services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm must provide a statement that such service is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chair of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.

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The aggregate fees, including expenses, billed to LP for the years ended December 31, 2022 and 2021, by LP’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu LLC, and their respective affiliates, were as follows:

	2022	2021
Audit Fees(1)	$2,781,024	$2,274,159
Audit-Related Fees(2)	18,000	210,666
Total Audit and Audit-Related Fees	2,799,024	2,484,825
Tax Fees	—	—
All Other Fees(3)	1,895	1,895
TOTAL FEES	$2,800,919	$2,486,720
(1)	Audit Fees. Includes fees for audit services involving the audit of LP’s consolidated financial statements, review of interim quarterly statements, the audit of LP’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, any other procedures required to be performed by LP’s independent registered public accounting firm in order to render its opinion on LP’s consolidated financial statements, and services in connection with statutory audits and financial audits for certain of LP’s subsidiaries.

(2)	Audit-Related Fees. Includes any fees for assurance and related services that are traditionally performed by the independent registered public accounting firm and are not reported as audit fees. These audit-related services may include due diligence services pertaining to potential business acquisitions or dispositions, due diligence procedures related to debt or equity offerings, accounting consultations related to accounting, financial reporting, or disclosure matters not classified as audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities not classified as audit services, financial audits of employee benefit plans, and assistance with internal control reporting requirements. Audit-related fees for 2022 and 2021 primarily included fees for due diligence procedures related to a debt offering, audits of employee benefit plans in Canada, and services related to environmental agreed upon procedures.

(3)	All Other Fees. Amounts represent fees for a license to use a financial accounting technical research database.

As described above, all audit and permissible non-audit services provided by Deloitte & Touche LLP to LP during 2022 and 2021 were pre-approved by the Audit Committee.

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PROPOSAL 3

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Our stockholders have the opportunity to recommend how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one year, two years or three years. Stockholders will have the opportunity to vote on this matter at least once every six years in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act.

At LP’s 2017 Annual Meeting of Stockholders, a majority of the votes cast on an advisory basis were voted in favor of conducting a say-on-pay vote annually, and the Board approved a policy consistent with this stockholder recommendation. LP has held an annual advisory say-on-pay vote since then. It is expected that the next say-on-pay frequency vote will occur at the 2029 Annual Meeting of Stockholders.

After careful consideration, our Board believes that an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative for our company. This frequency will continue to enable our stockholders to cast an advisory vote on the most recent executive compensation information that is presented in our proxy statement, and will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices, leading to more meaningful and timely communication between LP and our stockholders on the compensation of our named executive officers. Because LP makes its compensation decisions on an annual basis, we believe our stockholders should have an annual opportunity to provide advisory approval of these decisions.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders may cast votes on their preferred frequency of the say-on-pay vote by choosing the option of “1 Year,” “2 Years” or “3 Years.” Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As this vote is an advisory vote, the outcome is not binding on LP or the Board. However, our Board values the opinions expressed by our stockholders and will consider the option that receives the most votes in deciding how often to hold future advisory votes on named executive officer compensation, as they have done in prior years.

THE BOARD RECOMMENDS THAT YOU VOTE FOR “1 YEAR” ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL 4

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

The Board recognizes the interest of stockholders in executive compensation matters. As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, LP provides its stockholders an opportunity to cast an advisory vote to approve, on a non-binding, advisory basis, the compensation of LP’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. In LP’s advisory say-on-pay vote at the 2022 Annual Meeting of Stockholders, approximately 97% of the votes cast were “FOR” approval of the executive compensation as disclosed in our 2022 Proxy Statement. LP values continued and constructive feedback from our stockholders on compensation and other important matters.

As described in the “Compensation of Executive Officers—Compensation Discussion and Analysis” (“CD&A”) section of this proxy statement, we believe that our compensation packages provide competitive compensation that enables us to attract, retain and motivate a high-performance executive management team, link executive performance to corporate financial performance, and align the interests of management and stockholders by promoting ownership of LP Common Stock. For more details on our compensation philosophy, please read the CD&A which discusses our executive compensation programs, including specific information about the compensation of our named executive officers for 2022.

On behalf of the stockholders, the Compensation Committee continually reviews current market practices and data, and our compensation programs and ancillary policies, in addition to actual executive compensation. The Compensation Committee seeks to achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. As a result of the Compensation Committee’s review in 2022, the Compensation Committee took several important actions and maintained existing compensation practices, including the following:

•	Maintained compensation packages, with assistance from an independent compensation consultant, so that each executive is within a competitive range of total compensation for executives in comparable positions;

•	Continued to place a strong emphasis on variable compensation through our annual cash incentive award plan and performance share awards which are designed so that the payout opportunity is directly linked to the achievement of pre-determined financial performance metrics;

•	Maintained objective financial goals, Adjusted EBITDA and Economic Profit (each as defined herein), for annual cash incentive award metrics based upon business unit and corporate performance;

•	Aligned annual incentive compensation programs between our executives and other employees to encourage a unified effort in achieving our goals and objectives; and

•	Maintained the three-year performance period for the performance stock unit (“PSU”) awards and changed the performance metric to Adjusted EBITDA (as defined herein), while keeping the Total Stockholder Return (“TSR”) modifier to align with public reporting.

We believe that proper administration of our executive compensation programs will result in attracting and retaining a management team that is motivated to lead our company to improved fundamental financial performance furthering the long-term interests of LP and its stakeholders.

We are asking our stockholders to vote on the following resolution:

“Resolved, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K adopted by the SEC, including the Compensation Discussion and Analysis section, the Summary Compensation Table, the other executive compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”

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The above resolution will be deemed to be approved if it receives the affirmative vote of a majority of the total votes properly cast on this proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. As this vote is an advisory vote, the outcome is not binding with respect to future executive compensation decisions, including those relating to our named executive officers. Our Compensation Committee and Board will, however, take the outcome of the vote into account in making future executive compensation decisions, as they have done in prior years. At LP’s 2017 Annual Meeting of Stockholders, a majority of the votes cast on an advisory basis were voted in favor of conducting a say-on-pay vote annually, and LP has held an annual advisory say-on-pay vote since then. LP is holding an advisory vote on the frequency of the “say-on-pay” vote at this year’s annual meeting. See “Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Frequency of Advisory Votes on Named Executive Officer Compensation” above. Accordingly, LP will consider the frequency that receives the most votes in deciding how often to hold future advisory votes on named executive officer compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION ABOVE TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE NAMED EXECUTIVE OFFICER COMPENSATION.

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OTHER BUSINESS

At the time this proxy statement was printed, management knew of no matters to be presented at the 2023 Annual Meeting of Stockholders other than the items of business listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials. If any matters other than the listed items properly come before the meeting, the proxy named in the accompanying form of proxy will vote or refrain from voting on such matters in accordance with his judgment.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees LP’s financial reporting process on behalf of LP’s management and is responsible for (i) the preparation of complete and accurate annual and quarterly consolidated financial statements in accordance with generally accepted accounting principles in the United States, (ii) maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations, and (iii) an assessment of the effectiveness of internal control over financial reporting. LP’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and conducting, in accordance with the standards of the Public Company Accounting Oversight Board, an audit of LP’s annual consolidated financial statements and a review of LP’s quarterly consolidated financial statements and expressing opinions on LP’s financial statements, and internal control over financial reporting based on the integrated audits.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP regarding LP’s accounting functions and the audit process, as well as the fair and complete presentation of LP’s results and the assessment of LP’s internal control over financial reporting. The Audit Committee has also reviewed and discussed LP’s audited consolidated financial statements for the year ended December 31, 2022 with management and Deloitte & Touche LLP. The Audit Committee discussed and reviewed with Deloitte & Touche LLP all matters that the firm was required to communicate and discuss with the Audit Committee under applicable auditing standards and all other legal, regulatory and corporate governance standards, including those described in Auditing Standard 1301, as amended, regarding communications with audit committees.

In addition, the Audit Committee has reviewed and discussed with Deloitte & Touche LLP the auditor’s independence from LP and its management. As part of that review, Deloitte & Touche LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning independence, and has discussed Deloitte & Touche LLP’s independence from LP.

The Audit Committee also has considered whether Deloitte & Touche LLP’s provision of non-audit services to LP is compatible with the auditor’s independence. The Audit Committee has concluded that Deloitte & Touche LLP is independent from LP and its management.

In reliance on the reviews and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to the Board, and the Board has approved, that LP’s audited consolidated financial statements for the year ended December 31, 2022 be included in LP’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Respectfully submitted,

Nicholas Grasberger III, Chair
Jose A. Bayardo
Ozey K. Horton, Jr.
Stephen E. Macadam

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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HOLDERS OF COMMON STOCK

— FIVE PERCENT BENEFICIAL OWNERS

The following table provides information concerning the beneficial ownership of Common Stock by the persons known to LP to beneficially own 5% or more of the outstanding Common Stock as of March 1, 2023.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	7,274,974	10.10%
Warren E. Buffett(2)
Berkshire Hathaway Inc. and affiliated entities 3555 Farnam Street Omaha, NE 68131	7,044,909	9.78%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	6,882,797	9.56%
The Charger Corporation(4)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,015,307	5.58%
(1)	The information with respect to BlackRock, Inc. is based solely on its Schedule 13G/A filed with the SEC on February 9, 2023. BlackRock, Inc. has sole voting power over 6,836,998 shares of Common Stock and sole dispositive power over 7,274,974 shares of Common Stock. BlackRock Fund Advisors, a subsidiary of BlackRock, Inc., beneficially owns at least 5% of LP’s outstanding Common Stock.
(2)	The information with respect to Warren E. Buffett, Berkshire Hathaway Inc., and other affiliated entities is based solely on their Schedule 13G filed with the SEC on February 14, 2023. Each of Warren E. Buffet and Berkshire Hathaway Inc. has shared voting and dispositive power over 7,044,909 shares of Common Stock. Each of National Indemnity Company, GEICO Corporation and GEICO Secure Insurance Company has shared voting and dispositive power over 4,344,909 shares of Common Stock. The address for National Indemnity Company is 1314 Douglas Street, Omaha, NE 68102. The address for each of GEICO Corporation and GEICO Secure Insurance Company is 5260 Western Avenue, Chevy Chase, MD 20815.
(3)	The information with respect The Vanguard Group is based solely on its Schedule 13G/A filed with the SEC on February 9, 2023. The Vanguard Group has shared voting power over 47,153 shares of Common Stock, sole dispositive power over 6,762,754 shares of Common Stock and shared dispositive power over 120,043 shares of Common Stock.
(4)	The information with respect to The Charger Corporation and First Trust Advisors L.P. is based solely on their Schedule 13G filed with the SEC on January 11, 2023. Each of The Charger Corporation and First Trust Advisors L.P. has shared voting power over 3,133,538 shares of Common Stock and shared dispositive power over 4,015,307 shares of Common Stock.

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— DIRECTORS AND NAMED EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership of Common Stock of (i) each of LP’s directors, nominees for director, and named executive officers (NEOs) and (ii) all of LP’s directors and executive officers as a group, as of March 1, 2023. Unless otherwise noted, the address of each beneficial owner is c/o Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	(1),(2)	Percent of Common Stock
Jose A. Bayardo	695		*
Michael W. Blosser	67,060	(3)	*
Nicole C. Daniel	22,894		*
Tracy A. Embree	29,084	(4)	*
Robin H. Everhart(5)	31,362		*
Lizanne C. Gottung	28,236		*
F. Nicholas Grasberger III	11,839		*
Alan J.M. Haughie	72,478		*
Ozey K. Horton, Jr.	25,584	(4)	*
Stephen E. Macadam	30,677	(4)	*
Jimmy E. Mason	13,642		*
Dustan E. McCoy	63,555		*
Jason P. Ringblom	86,245		*
W. Bradley Southern(6)	550,680	(3)	*
All directors and executive officers as a group (13 persons)	1,002,669	(3),(4)	1.39%
*	Less than 1%.
(1)	Shares are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose of, or direct the disposition of, such shares as of March 1, 2023, or has the right to acquire beneficial ownership of such shares within 60 days of March 1, 2023. Unless otherwise noted below, the named person has the sole power to vote or direct the voting of, and the sole power to dispose of, or direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set forth opposite their respective names.
(2)	Excluded from this table are (i) shares underlying time-vested restricted stock units (“RSUs”) issued under the 2013 Omnibus Stock Award Plan (as amended, the “2013 Plan”) and the 2022 Omnibus Stock Award Plan (the “2022 Plan”), with respect to which the directors and executive officers do not have the right to acquire beneficial ownership within 60 days of March 1, 2023, and (ii) PSUs held by executive officers for which the performance periods have not yet ended and performance results have not been certified.
(3)	Includes shares of Common Stock reserved for issuance under immediately exercisable stock-settled stock appreciation rights (“SSARs”), as follows: (i) Mr. Blosser, SSARs that may be exercised for 24,253 net shares, (ii) Mr. Southern, SSARs that may be exercised for 88,812 net shares, and (iii) all current directors and executive officers as a group, SSARs that may be exercised for 113,065 net shares, in each case without taking into account withholding taxes. For purpose of the SSARs, the exercise price is assumed to be $59.15, based upon the closing price of the Common Stock on the NYSE on March 1, 2023.
(4)	Includes shares of Common Stock the director has the right to acquire upon the termination of his service as a director, or upon a change in control of LP, underlying deferred stock units (“DSUs”) issued pursuant to the LP Non-Employee Directors Compensation Plan and the 2013 Plan, as follows (i) Ms. Embree, 7,193 shares underlying DSUs, (ii) Mr. Horton, 7,233 shares underlying DSUs, (iii) Mr. Macadam, 1,757 shares underlying DSUs, and (iv) all current directors and executive officers as a group, 16,183 shares underlying DSUs. Please refer to the “Director Compensation” section in this proxy statement for further details about the DUSs held by directors.
(5)	Ms. Everhart departed from LP effective September 22, 2022; her reported beneficial ownership amount is not included in the table above for all directors and executive officers as a group as of March 1, 2023. The reported beneficial ownership amount is based on LP’s records and the information contained in the last Form 4 filed on behalf of Ms. Everhart on April 18, 2022.
(6)	Mr. Southern shares voting and dispositive power with his spouse over 16,367 shares of Common Stock held jointly with his spouse.

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EXECUTIVE OFFICERS

LP’s executive officers as of March 1, 2023 are:

W. BRADLEY SOUTHERN

Age 63

W. Bradley Southern has been Chief Executive Officer since July 2017 and Chairperson of the Board of Directors since May 2021, and previously was Executive Vice President, Chief Operating Officer from November 2016 to June 2017. Prior to that, Mr. Southern served as Executive Vice President of OSB beginning in March 2015, Senior Vice President of Siding beginning in 2012 and Vice President of Specialty Operations beginning in 2004.

MICHAEL W. BLOSSER

Age 61

Michael W. Blosser has been Senior Vice President, Manufacturing Services since July 2017, and previously served as manufacturing manager for LP’s siding business before becoming Vice President in June 2007 with responsibility for the corporate safety and environmental efforts, as well as the forest resources division, procurement and logistics.

NICOLE C. DANIEL

Age 54

Nicole C. Daniel has been Senior Vice President, General Counsel and Corporate Secretary since September 2019. From July 2013 to September 2019, Ms. Daniel served as Vice President, General Counsel and Corporate Secretary at Ciner Resources LP, a leading producer of natural soda ash, which was known as OCI Enterprises prior to its purchase by Ciner in 2015. She also held legal and compliance leadership roles at Albemarle Corp from 2002 to 2013.

ALAN J.M. HAUGHIE

Age 59

Alan J.M. Haughie has been Executive Vice President, Chief Financial Officer since January 2019. From 2013 to 2017, he was Senior Vice President and Chief Financial Officer of ServiceMaster Global Holdings Inc., a Fortune 1000 public company that provides residential and commercial services. From 2010 until 2013, Mr. Haughie served as Senior Vice President and Chief Financial Officer of Federal-Mogul Corporation.

JIMMY E. MASON

Age 44

Jimmy E. Mason has been Executive Vice President, General Manager, OSB since February 2022. Prior to that, he served as Vice President, Siding Manufacturing from November 2018 to February 2022, as Director Regional Operations for the Siding business from January 2018 to November 2018, and as Regional Operations Manager for the Siding business from 2015 until January 2018. Mr. Mason has worked in manufacturing operations since 2001, joining LP in 2006. Prior to joining LP, Mr. Mason held positions with International Paper and Milliken & Company.

JASON P. RINGBLOM

Age 40

Jason P. Ringblom has been Executive Vice President, General Manager, Siding since February 2022. He previously also held the title Executive Vice President, General Manager, EWP from February 2022 until August 2022, when LP sold the assets related to its EWP business. Prior to that, Mr. Ringblom served as Executive Vice President, OSB and EWP from January 2017 to February 2022 and as Vice President of OSB sales and marketing from February 2015 to December 2016, and has held various other sales leadership positions at LP since 2004.

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COMPENSATION OF EXECUTIVE OFFICERS

— COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with LP’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in LP’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Respectfully submitted,

Stephen E. Macadam, Chair
Tracy A. Embree
Lizanne C. Gottung
Dustan E. McCoy

This Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee Report by reference therein.

— COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are named in the section titled “Corporate Governance—Committees of the Board” on page 20 of this proxy statement. No members of the Compensation Committee were officers or employees of LP or any of its subsidiaries in 2022, were formerly LP officers, or had any relationship otherwise requiring disclosure. In addition, no executive officer of LP serves, or in the last fiscal year has served, as a director of, or as a member of the compensation committee (or other board committee performing equivalent functions) of, another entity that has one or more of its executive officers serving as a director of LP or as a member of the Compensation Committee.

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— COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

THIS CD&A DESCRIBES LP’S EXECUTIVE COMPENSATION PROGRAM, EXPLAINS HOW THE COMPENSATION COMMITTEE OVERSEES AND IMPLEMENTS THIS PROGRAM, AND REVIEWS THE 2022 COMPENSATION DECISIONS FOR THE NAMED EXECUTIVE OFFICERS IDENTIFIED BELOW. THROUGHOUT THIS CD&A AND ELSEWHERE IN THIS PROXY STATEMENT, WE REFER TO THIS GROUP OF INDIVIDUALS AS THE “NEOs”.

THIS CD&A IS DIVIDED INTO THE FOLLOWING SECTIONS:

SECTION I: 2022 BUSINESS AND FINANCIAL HIGHLIGHTS	37
SECTION II: 2022 COMPENSATION HIGHLIGHTS	39
SECTION III: RESULTS OF THE 2022 SAY-ON-PAY VOTE	41
SECTION IV: ELEMENTS AND PHILOSOPHY OF EXECUTIVE COMPENSATION	41
SECTION V: EXECUTIVE COMPENSATION DECISIONS FOR 2023	46
SECTION VI: ADDITIONAL POLICIES AND GUIDELINES AFFECTING EXECUTIVE COMPENSATION	47

(1)	Ms. Everhart departed effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement).

Section I: 2022 Business and Financial Highlights

LP’s performance during 2022, as compared to prior year, is summarized below:

•	Siding Solutions net sales increased by 26% to $1.5 billion
•	OSB net sales decreased by 14% to $2.1 billion, including 17% from lower OSB prices
•	Income attributed to LP from continuing operations decreased by $0.4 billion to $0.9 billion; Diluted earnings per share (“EPS”) decreased from $13.37 to $11.34 per diluted share
•	Adjusted EBITDA* decreased $0.5 billion to $1.4 billion; Adjusted Diluted EPS* decreased from $13.24 to $11.77 per share
•	Cash provided by operating activities decreased by $0.3 billion to $1.1 billion
•	Paid $0.4 billion in capital expenditures in 2022, with approximately 50% spent on Siding capacity expansions
•	Received $0.3 billion for Engineered Wood Products (EWP) segment asset divestitures in 2022
•	Returned $1.0 billion of capital to stockholders in 2022 through share repurchases and quarterly cash dividends, as compared to $1.4 billion in 2021
•	Liquidity as of December 31, 2022 consisted of $0.4 billion of cash and $0.6 billion of undrawn revolver capacity

*	Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please refer to pages 32-34 of LP’s Annual Report on Form 10-K for the year ended December 31, 2022 for a description and reconciliation of these non-GAAP financial measures.

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The following charts outline LP’s performance against key metrics: Net sales, Adjusted EBITDA, Adjusted Diluted EPS and Operating Cash Flow. Results for all periods presented exclude the results of our former EWP segment, which have been presented as discontinued operations in our Consolidated Statements of Income in our Form 10-K for the year ended December 31, 2022. See Note 6 – Discontinued Operations of the Notes to the Consolidated Financial Statements included in Item 8 of our Form 10-K for the year ended December 31, 2022. The Compensation Committee believes the compensation earned by the NEOs in 2022 reflects LP’s solid financial performance in challenging market conditions and continued execution against several metrics tied to increased stockholder value as discussed further in Section IV below.

NET SALES - 2020 TO 2022
($ MILLIONS)

$2,500
$2,000
$1,500
$1,000
$500
$0
$2,062
$1,469
$241
2020
2021
2022
Siding
OSB
LPSA

KEY METRICS - 2020 TO 2022
($ MILLIONS, EXCEPT PER SHARE AMOUNTS)

$2,000
$1,000
$0
$20.00
$10.00
$0
$1,389
$1,144
$11.77
2020
2021
2022
Adjusted Diluted Earnings Per Share
Adjusted EBITDA
Operating Cash Flow

TSR[1] PERFORMANCE SUMMARY - VALUE OF $100 INVESTED
(THROUGH 12/31/22)

$300
$250
$200
$150
$100
$50
$0
LP
S&P Building Products
S&P 500
Peers
2019
2020
2021
2022
LP
S&P BUILDING PRODUCTS
S&P 500
PROXY PEERS

(1)	TSR is equal to share price change plus dividends based on a 30-day average. Source: FactSet.

What We Do:	What We Don’t Do:
Benchmark target compensation levels of our executive officers against the target median of our compensation peer group	Do not offer excessive perquisites
Engage an independent compensation consultant who reports directly to the Compensation Committee, and the Governance Committee with respect to director compensation, and does not provide any other services to LP	Do not reset internal incentive targets used to determine performance-based award payouts once established at the beginning of the performance period
Maintain a high percentage of executive pay as “at risk” compensation	Do not provide guaranteed bonuses or long-term incentive awards
Align targets for performance-based compensation to stakeholder interests	Do not provide excise tax reimbursement for payments made in connection with a change of control
Maintain meaningful share ownership requirements for executive officers and directors	Do not engage in short-term, hedging or speculative transactions involving LP Common Stock
Manage and assess risk in compensation programs annually	Do not buy and sell options (“put” or “call”)
Mitigate undue risk by having a Recoupment Policy with respect to all performance-based compensation	Do not enter into forward sales contracts, prepaid variable forwards, equity swaps, collars or exchange funds
Periodically, and at least annually, seek stockholder feedback on our executive compensation	Do not grant discounted stock options

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Section II: 2022 Compensation Highlights

LP uses its compensation program to attract, motivate and retain high-quality executive talent to lead the organization. The Compensation Committee has established programs and practices designed to pay for performance and to align executive officers’ interests with those of LP’s stakeholders. The Compensation Committee believes that LP’s compensation program helps drive LP’s performance by providing compensation that is commensurate with performance. The 2022 executive compensation program was guided by the following core principles:

Equity-based compensation aligns executive officers’ interests with stakeholders’ interest, drives performance and facilitates retention of superior talent

LP believes that equity-based compensation aligns executive officers’ interests with those of its stakeholders. Annual equity awards consist of PSUs and RSUs. PSUs are only paid out if the performance goals set for a three-year cumulative performance period are met and only if the NEO remains in continuous employment through the vesting date, subject to acceleration upon certain events. Payout upon final achievement of performance goals is also subject to a TSR modifier relative to LP’s capital market peer group. In 2022, the performance goals were based on Cumulative Company Adjusted EBITDA (defined below) for the period from January 1, 2022 to December 31, 2024. RSUs vest in three equal annual installments beginning on the first anniversary of the grant date subject to the NEO remaining in continuous employment through the vesting date, subject to acceleration upon certain events. PSUs and RSUs granted prior to February 10, 2022 must be settled in shares of LP Common Stock, and PSUs and RSUs granted on February 10, 2022 may be settled in shares of LP Common Stock or in cash, in the sole discretion of the administrator of the 2013 Omnibus Stock Award Plan, as amended (the “2013 Plan”).

On April 27, 2022, LP’s stockholders approved the 2022 Omnibus Stock Award Plan (the “2022 Plan”). The 2022 Plan allows LP to offer equity-based compensation to its officers, employees, directors and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and/or cash-based awards. As of December 31, 2022, 13,312 shares of LP Common Stock were subject to outstanding awards, and 4,066,028 shares were reserved for future issuance, under the 2022 Plan.

Cash incentive compensation is designed to drive increasing profits and returns

The Compensation Committee strongly believes that linking compensation to certain critical performance metrics results in increased profits and stronger stockholders returns. For 2022, LP’s annual cash incentive award plan (“Annual Incentive Plan”) for NEOs was based upon Adjusted EBITDA (adjusted for commodity OSB price), Economic Profit (each as defined below) and certain business unit specific operational goals for the year ended December 31, 2022. The Compensation Committee determined, for 2022, that operating results for incentive calculation purposes should not be influenced by increases or decreases in commodity OSB pricing. The Economic Profit metric further links asset utilization and financial performance of LP. No amounts would have been payable under the Annual Incentive Plan for 2022 unless the minimum threshold for at least one of LP’s performance goals was achieved. In 2022, the target threshold amount for each of LP’s performance goals was exceeded and annual cash incentives awarded pursuant to the Annual Incentive Plan were paid at an average of 194% of the target award amount.

Base salary represents the smallest portion of total target compensation

The Compensation Committee continuously strives to appropriately weight base salary and variable (annual cash and equity incentives) compensation for each NEO. The target compensation mix for LP’s CEO and other NEOs reflects LP’s emphasis on long-term, performance-based compensation that incentivizes LP’s NEOs to make strategic decisions that will strengthen its business and create long-term value for its stakeholders. Performance-based compensation includes PSUs and the Annual Incentive Plan. In 2022, 58% of LP’s CEO’s target compensation and 45% of LP’s other executive officers’ target compensation was performance-based, as shown in the graphs below.

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LP CEO TARGET PAY MIX

26% Time-Based Long-Term Incentive Awards
16% Base Salary
84% AT-RISK COMPENSATION
39% Performance-Based Long-Term Incentive Awards
19% Annual Incentive Plan

LP OTHER NEO TARGET PAY MIX

22% Time-Based Long-Term Incentive Awards
33% Base Salary
67% AT-RISK COMPENSATION
22% Performance-Based Long-Term Incentive Awards
23% Annual Incentive Plan

PEER COMPENSATION CEO TARGET PAY MIX

25% Time-Based Long-Term Incentive Awards
16% Base Salary
84% AT-RISK COMPENSATION
40% Performance-Based Long-Term Incentive Awards
19% Annual Incentive Plan

PEER COMPENSATION NEOS TARGET PAY MIX

22% Time-Based Long-Term Incentive Awards
28% Base Salary
72% AT-RISK COMPENSATION
31% Performance-Based Long-Term Incentive Awards
19% Annual Incentive Plan

The following chart summarizes annual total target compensation awarded to each NEO in 2022:

Named Executive Officer	Annual Base Salary ($)	(1)	Annual Incentive Target Value ($)	Long-Term Incentive Award Value ($)	(2)	2022 Total Target Compensation ($)
W. Bradley Southern	1,125,000		1,350,000	4,500,000		6,975,000
Alan J.M. Haughie	643,198		482,399	1,025,000		2,150,597
Jason P. Ringblom	518,763		363,134	825,000		1,706,897
Nicole C. Daniel	459,113		275,468	500,836		1,235,418
Michael W. Blosser	396,431		237,859	444,624		1,078,914
Robin H. Everhart(3)	430,301		258,181	496,502		1,184,984

(1)	The amounts listed in this column reflect the NEO’s annual base salary increases, which were effective February 20, 2022.
(2)	Includes the value of annual equity awards, expressed as the aggregate value of PSUs (at target) and RSUs, determined using the closing stock price of LP Common Stock on the date of grant, February 10, 2022, of $68.61 per share.
(3)	Ms. Everhart departed effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement). The table above reflects total target compensation that she would have been eligible to earn for the full year. Actual payments to Ms. Everhart were or will be made in accordance with her severance agreement.

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Section III: Results of the 2022 Say-On-Pay Vote

In 2022, approximately 97% of the votes cast on LP’s say-on-pay proposal approved the compensation of LP’s NEOs as disclosed in last year’s proxy statement. Although the vote was non-binding, the Compensation Committee believes this level of approval indicates that stockholders strongly support LP’s executive compensation programs and policies. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our stockholders, when making future executive compensation decisions.

The Compensation Committee recognizes that the success of LP’s executive compensation program over the long-term requires a robust framework of compensation governance. As a result, the Compensation Committee regularly reviews external compensation practices and trends and incorporates best practices into LP’s executive compensation program.

Section IV: Elements and Philosophy of Executive Compensation

Elements

For 2022, there were no new elements of compensation provided to NEOs. The following table outlines the objectives and purposes of each element of LP’s executive compensation program:

Element	Objectives	Purpose	Target Competitive Position
Base salary	Attract and retain superior talent	Provide reasonable level of fixed cash based on: • level of responsibility, performance and experience • comparison to market pay information	Median of competitive market
Annual cash incentive	Pay-for-performance	Motivate and reward achievement of annual performance goals through corporate financial goals and other strategic and operational performance goals	Median of competitive market Payout will vary based on actual corporate and business unit financial performance
Long-term equity incentive	Provide stockholder alignment Focus on long-term success Pay-for-performance Retention Facilitate stock ownership by employees	Provide an incentive to preserve and enhance stockholder value and to achieve LP’s long-term objectives, through awards of PSUs and RSUs	Median of competitive market Payout will vary based on actual performance relative to key corporate goals and stock returns
Retirement benefits	Attract and retain superior talent Advance planning and preparing executive for retirement	Provide retirement plan benefits through 401(k) plan and other defined contribution plans consistent with market practice	Benefits comparable to those of competitive market
Post-termination compensation (severance and change of control)	Attract and retain superior talent Provide protections and temporary benefits to assist with transition to new employment	Facilitate attraction and retention of executive officers critical to LP’s long-term success and competitiveness consistent with market practice	Benefits aligned with market practice

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Review of Compensation Peer Group and Survey Data for Comparison Purposes

To ensure that LP’s compensation programs are reasonable and competitive in the marketplace, the Compensation Committee compares LP’s programs to those of its peers. For 2022, LP’s compensation peer group consisted of the companies identified below, as recommended by FW Cook, the Compensation Committee’s independent compensation consultant, and approved by the Compensation Committee. The companies in this compensation peer group were selected because of similarities in channels, business cycles, manufacturing expertise and size in terms of revenue and market capitalization, among other financial metrics, thus providing appropriate benchmark data.

• Allegion Public Limited Company	• Griffon Corporation
• American Woodmark Corporation	• JELD-WEN Holding, Inc.
• A. O. Smith Corporation	• Lennox International, Inc.
• Apogee Enterprise, Inc.	• Masco Corporation
• Armstrong World Industries, Inc.	• Masonite International Corporation
• Boise Cascade Company	• Owens Corning
• Builders FirstSource, Inc.	• Simpson Manufacturing Co., Inc.
• Cornerstone Building Brands, Inc.	• Trex Company, Inc.
• Fortune Brands Home & Security, Inc.	• Universal Forest Products, Inc.
• Gibraltar Industries, Inc.

The Compensation Committee, with assistance from FW Cook, also reviews size-adjusted general industry survey data to supplement the proxy peer data.

In 2022, the Compensation Committee relied on both compensation peer group and general industry survey data to more clearly understand the relevant market for executive talent, and to help inform its decision-making and ensure that LP’s executive compensation program supports its recruitment and retention needs. Specifically, the Compensation Committee compared each executive officer’s base salary, total cash compensation opportunities (salary and target cash incentive award), and total direct compensation opportunities (salary, target cash incentive award, and annualized grant-date present value of equity-based awards) for 2022 against comparable information from the compensation peer group and general industry survey data. The Compensation Committee believes using several benchmark data sources improves the quality of comparison because it may be difficult to identify an appropriate match for some executive officer positions within the compensation peer group alone. In addition, the general industry survey data reflects the broader industries with which LP competes for management talent.

Base Salaries

In setting 2022 base salary levels, the Compensation Committee (together with Mr. Southern for the NEOs other than himself) considered market data, individual performance and competitiveness of total direct compensation for each NEO. In February 2022, each NEO received an annual base salary increase as indicated below.

Named Executive Officer	2022 ($)	2021 ($)	% Increase
W. Bradley Southern	1,125,000	1,100,000	2.3%
Alan J.M. Haughie	643,198	601,120	7.0%
Jason P. Ringblom	518,763	484,825	7.0%
Nicole C. Daniel	459,113	417,376	10.0%
Michael W. Blosser	396,431	370,496	7.0%
Robin H. Everhart(1)	430,301	413,751	4.0%

(1)	Ms. Everhart departed effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement). The table above reflects her annualized base salary. Actual payments to Ms. Everhart were made in accordance with her severance agreement.

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Annual Cash Incentive Plan

In 2022, LP’s Annual Incentive Plan metrics included corporate financial goals and business unit financial performance goals, as further described below. No amounts would have been payable under the Annual Incentive Plan unless the threshold level for at least one performance goal was achieved, and awards are paid only if the NEO remains in continuous employment through the payment date, subject to acceleration under certain events.

CORPORATE FINANCIAL GOALS

The 2022 Annual Incentive Plan performance metrics included an Adjusted EBITDA goal (adjusted for commodity OSB prices) and an Economic Profit goal. Adjusted EBITDA is a non-GAAP financial measure and is defined as income attributed to LP before interest expense, provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items. Economic Profit is defined as income from operations, less tax, minus a capital charge (based on average invested capital multiplied by weighted-average cost of capital). In connection with the sale of LP’s EWP segment assets in August 2022, the Adjusted EBITDA performance goal levels for the year ended December 31, 2022 were adjusted by the Compensation Committee to reflect the operations of the EWP segment only through July 2022. As adjusted (including for commodity OSB prices), the Adjusted EBITDA performance goal for the year ended December 31, 2022 had a threshold level of $1,172 million and a target level of $1,305 million, with maximum payment achieved at $1,411 million. LP’s reported 2022 Adjusted EBITDA of $1,389 million for the year ended December 31, 2022 (which excluded the results of the EWP segment for that period), as adjusted by $95 million to reflect the results of the EWP segment through July 2022, exceeded the maximum goal level under the Annual Incentive Plan. LP’s Economic Profit performance goal for the year ended December 31, 2022 had a threshold level of $639 million and a target level of $739 million, with maximum payment achieved at $819 million. LP’s 2022 Economic Profit of $874 million for the year ended December 31, 2022 exceeded the maximum goal level under the Annual Incentive Plan.

BUSINESS UNIT FINANCIAL PERFORMANCE GOALS

The Compensation Committee established specific business unit financial performance goals to be included in the 2022 Annual Incentive Plan. Following the end of the year, performance is assessed against those goals to determine the CEO’s and each other NEO’s level of achievement. Each goal is assigned a value based on a variety of factors which can result in the performance component ranging from 0–200% based on the level of attainment.

The Compensation Committee has the authority, in its sole discretion, to reduce or eliminate the payout of annual cash incentive awards under the Annual Incentive Plan, despite its determination that performance was at or above the threshold level, if it finds that paying the awards is not in the best interest of LP.

The Compensation Committee established weightings for LP’s CEO, CFO, Senior Vice President, General Counsel and Corporate Secretary, Senior Vice President, Manufacturing Services, and Former Senior Vice President, Chief Human Resources and Transformation Officer for 2022 as follows:

Corporate Financial	Adjusted EBITDA (35%)	70%
	Economic Profit (35%)
Business Unit Financial	OSB Economic Profit (10%)	30%
	Siding Economic Profit (10%)
	South America Economic Profit (10%)
Weightings for the Executive Vice President, General Manager, Siding for 2022 were established as follows:
Corporate Financial	Adjusted EBITDA (20%)	40%
	Economic Profit (20%)
Business Unit Financial	Adjusted EBITDA (30%)	60%
	Economic Profit (30%)

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The following table summarizes the target payout opportunities for LP’s CEO and the other NEOs and the actual incentive payouts under the Annual Incentive Plan paid in 2023, reflecting performance in 2022:

	Annual Incentive Target		Actual 2022 Attainment of Corporate Financial Goals (1)	Actual 2022 Attainment of Business Unit Financial Goals (1)	2022 Annual Cash Incentive
Named Executive Officer	% of Base Salary	Amount ($)	% of Target	% of Target	Amount ($)
W. Bradley Southern	120%	1,350,000	200%	188%	2,650,188
Alan J.M. Haughie	75%	482,399	200%	188%	946,998
Jason P. Ringblom	70%	363,134	200%	169%	658,567
Nicole C. Daniel	60%	275,468	200%	188%	540,772
Michael W. Blosser	60%	237,859	200%	188%	466,940
Robin H. Everhart(2)	60%	258,181	200%	188%	367,957

(1)	Weighted as set forth in the tables above.
(2)	In connection with Ms. Everhart’s departure on September, 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement), her annual cash incentive payout was prorated in accordance with her severance agreement, as reflected in the 2022 Annual Cash Incentive column.

Long-term Equity Incentive Compensation

The Compensation Committee awards long-term equity incentive grants to the CEO and the other NEOs as part of their overall compensation package. These awards are consistent with the Compensation Committee’s objectives of aligning LP’s executive officers with the financial interests of its stakeholders, focusing on long-term success, supporting pay-for-performance, and offering competitive compensation packages. This component comprises the largest portion of the executive officers’ total compensation package with vesting tied to multi-year performance goals and/or service to LP.

2022 AWARDS

The following table summarizes the award opportunities for 2022:

Named Executive Officer	Performance Stock Units (PSUs) ($)	(1)	Restricted Stock Units (RSUs) ($)	Total Long Term Incentive Award Value ($)
W. Bradley Southern	2,700,000		1,800,000	4,500,000
Alan J.M. Haughie	512,500		512,500	1,025,000
Jason P. Ringblom	412,500		412,500	825,000
Nicole C. Daniel	250,418		250,418	500,836
Michael W. Blosser	222,312		222,312	444,624
Robin H. Everhart(2)	248,251		248,251	496,502

(1)	Reports PSUs at target award amount (100%); payout can be achieved at up to 200% of the target award amount.
(2)	Ms. Everhart departed effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement). The table above reflects her total award opportunities for the full year. Actual payments to Ms. Everhart were or will be made in accordance with her severance agreement.

For 2022, the Compensation Committee determined that long-term equity incentive awards under the 2022 Plan would be split between PSUs (60%) and RSUs (40%) for the CEO and between PSUs (50%) and RSUs (50%) for the other NEOs, based on the relative grant date fair values of the awards.

On February 10, 2022, LP granted RSUs under the 2013 Plan. The 2022 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events.

Also on February 10, 2022, LP granted PSUs under the 2013 Plan. The 2022 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period, subject to acceleration upon certain events. The performance goal for the 2022 PSUs is based on a three-year (2022-2024) Cumulative Company Adjusted EBITDA improvement, adjusted to reflect the impact of OSB prices that differ from the baseline year. Adjusted EBITDA is a non-GAAP financial measure and is defined as income attributed to LP before interest expense,

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provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items.

If the performance goal is met at the end of the performance period, the award will subject to adjustment to reflect LP’s three-year TSR performance relative to its capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the award by 20%, although the TSR modifier cannot cause the number of shares underlying the award to exceed the maximum of 200% of the target award amount, and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile. The capital market peer group used for purposes of calculating the TSR modifier includes the following companies:

• A. O. Smith Corporation	• Masco Corporation
• Armstrong World Industries, Inc.	• Norbord, Inc.
• Boise Cascade Company	• Owens Corning
• CSW Industrials, Inc.	• Simpson Manufacturing Co., Inc.
• Fortune Brands Home & Security, Inc.	• Summit Materials, Inc.
• James Hardie Industries, plc.	• Trex Company, Inc.
• Lennox International, Inc.	• Universal Forest Products, Inc.

2020 PSU AWARDS (PERFORMANCE PERIOD 2020-2022)

On February 10, 2023, the Compensation Committee reviewed and approved performance of the 2020 PSU awards against the pre-established Company Operating Cash Flow performance goal. Payout amounts for PSUs granted in 2020 (with the performance period beginning on January 1, 2020 and ending on December 31, 2022) were as follows:

Year Granted	Performance Period	Goals	Weighting	Results ($M)	Threshold Performance Goal ($M)	Target Performance Goal ($M)	Maximum Performance Goal ($M)	% of Target Award Attained
2020	3 years	Company Operating Cash Flow	100%	$3,244	$3,156	$3,196	$3,237	200.0%

The overall results achieved a payout value equal to 200% of the target PSU awards based on a three-year cumulative Company Operating Cash Flow exceeding the maximum performance goal by $7 million.

Payout of the shares underlying the 2020 PSU awards was subject to adjustment (+/- 20%) to reflect LP’s three-year TSR performance relative to its capital market peer group, although the TSR modifier could not cause the number of shares underlying the award to exceed the maximum of 200% of the target award amount, and no adjustment would be made to the payout if LP’s TSR performance relative to the capital market group was between the 25th and 75th percentile. Although LP’s TSR performance in the 86th percentile relative to the capital market peer group described above would have resulted in a +20% modifier, this modifier was not applied as award payout cannot exceed 200% of the target award amount.

Retirement & Other Benefits

LP’s qualified retirement plans are designed to provide retirement benefits at a competitive level compared to its peers and the general manufacturing industry. All full-time salaried and hourly U.S. employees participate in LP’s qualified 401(k) and Profit Sharing Plan (the “401(k) and Profit Sharing Plan”). LP also has a defined benefit and pension plan (the “Retirement Account Plan”), which was frozen effective January 1, 2010. U.S. employees of LP that were hired prior to January 1, 2010 remained participants in the Retirement Account Plan, but no further credits were earned by the participants. In November 2021, LP approved and initiated the termination of the Retirement Account Plan. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022 and all regulatory approvals of the Retirement Account Plan termination are expected to be received by the end of 2023.

Employees in the top two levels of LP’s management, including executive officers, participate in LP’s 2004 Executive Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, participants may defer the receipt of up to 90% of base salary and annual bonuses for income tax purposes and receive a 5% match on their contributions. In addition, the Deferred Compensation Plan enables executive officers and other highly compensated employees to obtain benefits comparable to those available under the 401(k) and Profit Sharing Plan without being subject to the limits imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), on tax-qualified plans.

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Additional information about LP’s retirement plans is provided in the “Summary Compensation Table”, the “Pension Benefits for 2022” table, and the “Nonqualified Deferred Compensation for 2022” table. The Compensation Committee believes the retirement benefit plans described above are important parts of LP’s compensation program, and the Compensation Committee will continue to review them periodically to ensure competitiveness.

Other Compensation

LP provides its NEOs with limited perquisites, consisting of retirement benefits, long-term disability, annual medical exams, life insurance benefits, and personal estate and financial planning services through independent providers. Certain of these benefits are discussed in more detail in Note 4 to the “Summary Compensation Table”.

Executive Officer Severance Agreements and Change of Control Employment Agreements

Each of LP’s executive officers is party to a severance agreement and a change of control employment agreement with LP, which provide for the payment of severance compensation and benefits upon certain termination events and change of control scenarios. The Compensation Committee believes the (i) severance agreements are important because providing severance benefits is an important recruitment and retention tool that is necessary in the competitive marketplace for talented executives and (ii) change of control employment agreements are important to encourage LP’s CEO and other NEOs to continue to work in the best interests of LP and its stakeholders in a potential change of control situation, and to evaluate any possible transaction with the maximum degree of independence and objectivity. Please see “—Potential Payments Upon Termination of Employment or Change of Control of LP” for descriptions of these agreements.

Section V: Executive Compensation Decisions for 2023

As part of the establishment of the 2023 executive compensation targets, the Compensation Committee, in collaboration with FW Cook, reviewed LP’s compensation peer group to ensure it represented similar U.S. organizations with which LP competes for executive talent. LP’s compensation peer group for 2023 in this review is described above under the heading “Review of Compensation Peer Group and Survey Data for Comparison Purposes.”

2023 Annual Salaries

On February 10, 2023, the Compensation Committee approved the following salaries for LP’s NEOs.

Name	2023 Salary ($)	2022 Salary ($)	% Increase
W. Bradley Southern	1,150,000	1,125,000	2%
Alan J.M. Haughie	643,198	643,198	0%
Jason P. Ringblom	544,701	518,763	5%
Nicole C. Daniel	505,025	459,113	10%
Michael W. Blosser	436,074	396,431	10%

Annual Incentive Plan

On February 10, 2023, the Compensation Committee approved the 2023 Annual Incentive Plan. For Mr. Southern, Mr. Haughie, Ms. Daniel, and Mr. Blosser, awards under the 2023 Annual Incentive Plan are based 70% on LP’s corporate financial performance and 30% on LP’s business unit financial performance. For Mr. Ringblom, awards under the 2023 Annual Incentive Plan are based 40% on LP’s corporate financial performance and 60% on executive officer-specific business unit financial performance.

Long-Term Incentive Plan

The Compensation Committee awards long-term equity incentive grants to the NEOs under the 2022 Omnibus Stock Award Plan as part of their overall compensation package. These awards are consistent with the Compensation Committee’s objectives of aligning the financial interests of LP’s executive officers with the financial interests of its stakeholders, focusing on LP’s long-term success, supporting its performance-oriented culture, and offering competitive compensation packages. The long-term equity grant for 2023 consisted of 60% PSUs and 40% time-based RSUs for the CEO and 50% PSUs and 50% RSUs for all other NEOs. The 2023 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, and the 2023 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period, in each case subject to acceleration upon certain events. 2023 PSU and RSU award agreements provide for the settlement of the awards in LP Common Stock only, and provide for double-trigger vesting in the event of a change of control, if the acquirer assumes the awards, subject to the terms and conditions set forth in such award agreements.

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On February 10, 2023, the Compensation Committee approved the performance metric with respect to the three-year performance period under the 2023 PSUs, each with a threshold, target and maximum goal. The performance metric is based on three-year Cumulative Company Adjusted EBITDA improvement, adjusted to reflect the impact of OSB prices and raw material pricing within the OSB segment that differ from the baseline year. Adjusted EBITDA is a non-GAAP financial measure and is defined as income attributed to LP before interest expense, provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items. If the threshold goal is met at the end of the three-year performance period, the award will be adjusted to reflect LP’s three-year TSR performance relative to a capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the PSUs by up to 20%. The TSR modifier cannot cause the number of shares underling the award to exceed the maximum of 200% of the target award amount and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile.

Section VI: Additional Policies and Guidelines Affecting Executive Compensation

Role of Independent Compensation Consultant

The Compensation Committee selected and engaged FW Cook as its independent compensation consultant to assist in determining the appropriate executive officer compensation in 2022 and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. In 2022, the Compensation Committee generally sought input from FW Cook on a range of factors related to the company’s compensation programs, including comparative data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.

FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. See “Corporate Governance—Committees of the Board—Compensation Committee” for additional information about LP’s use of compensation consultants.

Role of Executive Officers in Determining Compensation

LP’s Chief Executive Officer makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors.

Timing of Long-Term Equity Grants

LP policies require PSUs and RSUs to be valued as of their respective grant dates based upon the closing price of LP’s Common Stock on the grant date of the award. The Compensation Committee’s practice is to make equity awards at its first Compensation Committee meeting in a given year (generally in the last week of January or the first or second week of February). Compensation Committee meeting dates are set by the Compensation Committee at least one year in advance.

Policy on Incentive Compensation Clawback

A significant percentage of LP’s executive compensation is incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on the Compensation Committee’s discretion and in part on LP’s financial results. Under LP’s Recoupment Policy adopted by the Compensation Committee, if LP’s audited financial statements are restated, LP will be entitled to (i) reimbursement of all or part of the annual cash incentive award under the Annual Incentive Plan paid or payable to any employee that relates to the performance of LP and the employee for such year and (2) cancel all or part of any outstanding equity grant made to such employee in that year, but these rights of reimbursement and cancellation will apply only in situations in which the employee engaged in fraud or intentional misconduct that caused or contributed to the need for the restatement, as determined by the Board. In addition, the Sarbanes-Oxley Act of 2002 mandates that the CEO and the CFO reimburse LP for any bonus or other incentive-based or equity-based compensation paid to them during the one-year period following the issuance of financial statements that are later required to be restated as a result of misconduct. In light of recent SEC rulemaking regarding clawbacks, we will review our policy and make any necessary changes once the related NYSE listing standards have been finalized.

Executive Stock Ownership Guidelines

LP strongly believes the financial interests of its executive officers should be aligned with those of its stakeholders. Accordingly, the Compensation Committee has established meaningful Stock Ownership Guidelines for LP’s executive officers.

Each of LP’s executive officers is expected to own shares of Common Stock in an amount equivalent to a multiple of such executive officer’s annual base salary as set forth in the following table. Compliance is measured annually at the first regularly scheduled Compensation Committee meeting of the calendar year.

Tier	Base Salary Multiple
Chief Executive Officer	5
Executive Vice President	3
Senior Vice President	2

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Pursuant to the Stock Ownership Guidelines, restricted stock, PSUs subject to time vesting only (based on the minimum number of shares that may be earned) and RSUs that have not yet vested, count toward stock ownership requirements for executive officers. The following are not counted towards the ownership requirements (i) PSUs conditioned on the satisfaction of performance goals, and (ii) shares subject to outstanding stock options and stock-settled stock appreciation rights (SSARs). For 2022, all NEOs met the Stock Ownership Guidelines.

Insider Trading and Hedging Prohibitions

LP’s Insider Trading Policy mandates that directors, officers and employees of LP and their family members do not trade in LP securities while in possession of material nonpublic information about LP and requires that insiders review certain transactions involving LP securities with the General Counsel, CFO or CEO prior to entering into the transactions. For purposes of this policy, gifts, pledges and other transfers are treated the same as sales of LP securities. LP’s Insider Trading Policy also prohibits LP’s directors, executive officers, and certain employees at LP from engaging in short-term, hedging or speculative transactions as further described under the heading “Corporate Governance—Anti-Hedging and Anti-Pledging Policy” above.

Tax Deduction for Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the deductibility of compensation paid to certain named executive officers to $1,000,000 per year. Prior to January 1, 2018, performance-based compensation that met certain regulatory requirements was not subject to this deduction limitation. This exception was repealed, however, such that compensation paid in any year to the applicable NEOs in excess of $1,000,000 will not be deductible, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. These changes have caused, and will continue to cause, more of LP’s compensation to be non-deductible under Section 162(m) and have eliminated LP’s ability to structure performance-based awards to be exempt from limitations imposed by Section 162(m).

In designing the executive compensation program and determining the compensation of executive officers, the Compensation Committee considers a variety of factors, including the continued impact of the Section 162(m) deduction limitation. To maintain flexibility to compensate executive officers in a manner designed to promote LP’s short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation paid to the executive officers of LP must be deductible. The Compensation Committee believes that our stakeholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expense.

Risk Assessment of Executive Compensation Policies and Practices

The Compensation Committee conducted a review of LP’s compensation practices in 2022 to determine if there were any policies and practices that would be reasonably likely to have a material adverse effect on LP. The review included non-executive and executive compensation policies and practices. The non-executive compensation practices were reviewed by LP’s Risk Council and the Compensation Committee. In addition, the Compensation Committee, assisted by FW Cook, reviewed executive compensation policies and practices. The Compensation Committee found that none of LP’s compensation policies or practices were reasonably likely to have a material adverse effect on LP and the design of LP’s compensation programs (i) encourages the achievement of both its short-term and long-term operational and financial goals and (ii) contains certain appropriate risk mitigating features, such as incentive caps for the Annual Incentive Plan and PSUs, and the Stock Ownership Guidelines.

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— SUMMARY COMPENSATION TABLE

The table below summarizes the various elements of compensation paid to, accrued to, or earned by each of the NEOs listed in the table below for the three years ended December 31, 2022 (or for such shorter period that such person has been determined to be an NEO during the covered years). Cash incentive awards paid under LP’s Annual Incentive Plan are included in the “Non-Equity Incentive Plan Compensation” column, which covers non-equity awards that require the satisfaction of pre-established performance goals.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	(1),(5)	Non-Equity Incentive Plan Compensation ($)	(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(3),(5)	All Other Compensation ($)	(4),(5)	Total ($)
W. Bradley Southern	2022	1,121,154	4,681,023		2,650,188		4,318		225,630		8,682,313
Chairperson and Chief Executive Officer	2021	1,088,461	5,841,211		2,112,951		2,909		112,740		9,158,272
	2020	1,054,808	3,814,806		2,460,000		4,833		46,918		7,381,365
Alan J.M. Haughie	2022	636,724	1,059,361		946,998		—		91,394		2,734,477
Executive Vice President and Chief Financial Officer	2021	597,563	1,343,258		721,669		—		47,801		2,710,291
	2020	594,846	866,037		867,000		—		117,545		2,445,428
Jason P. Ringblom	2022	513,542	852,656		658,657		1,842		98,839		2,125,535
Executive Vice President, General Manager, Siding	2021	479,621	1,079,099		413,782		1,910		61,805		2,036,217
	2020	460,462	680,495		631,400		3,346		42,074		1,817,777
Nicole C. Daniel	2022	452,692	517,634		540,772		—		85,833		1,596,931
Senior Vice President, General Counsel and Corporate Secretary
Michael W. Blosser	2022	392,441	459,514		466,940		9,674		78,145		1,406,714
Senior Vice President, Manufacturing Services
Robin H. Everhart	2022	351,625	513,146		367,957		—		1,115,142		2,347,870
Former Senior Vice President, Chief Human Resources and Transformation Officer(6)
(1)	The amounts shown reflect (i) the aggregate grant date fair value of the awards of PSUs and RSUs granted under the 2013 Plan (computed in accordance with FASB ASC Topic 718), for PSUs based upon the target level of achievement for 2022, 2021 and 2020 (the probable outcome of the performance conditions at the grant date and excluding the effect of estimated forfeitures), and (ii) for 2021 only, the incremental fair value related to the modifications made in July 2021 to the 2020 PSU awards. As required by GAAP and applicable SEC rules, the modifications to the 2020 PSU awards resulted in incremental fair value that is reported as additional compensation in fiscal year 2021 (the year of modification). Assuming the maximum level of performance goals were achieved, the grant date fair value for the 2022 PSU awards included in the “Stock Awards” column would be $5,234,718 for Mr. Southern; $993,627 for Mr. Haughie; $799,749 for Mr. Ringblom; $485,522 for Ms. Daniel; $430,998 for Mr. Blosser; and $481,305 for Ms. Everhart. Assumptions used in calculating the fair value are described in Note 11 to LP’s audited financial statements included in its Annual Report on Form 10-K for the year ended on December 31, 2022, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model. Additional details regarding the terms of the 2022 awards granted under the 2013 Plan are described in the tables captioned “Grants of Plan-Based Awards for 2022” and “Outstanding Equity Awards at December 31, 2022.”
(2)	The amounts shown reflect the annual cash incentive awards under the Annual Incentive Plan based on performance for the year shown and paid in the first quarter of the following year.
(3)	Amounts shown in this column represent the increase in the actuarial present value of benefits under LP’s Retirement Account Plan.

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(4)	Amounts shown in this column for 2022 represent the sum of the amounts attributable to perquisites, personal benefits, severance payments and other items of compensation listed in the table below. In addition to the benefits listed below, LP provided medical, vision, dental and long-term disability insurance benefits to each of the NEOs, which benefits are generally available to all of LP’s employees.

	W. Bradley	Alan J.M.	Jason P.	Nicole C.	Michael W.	Robin H.
	Southern	Haughie	Ringblom	Daniel	Blosser	Everhart
Financial and Tax Planning Services Allowance(a)	$23,355	$—	$23,355	$23,355	$23,355	$23,355
Life Insurance Premiums(b)	9,552	2,866	4,633	2,866	2,866	2,081
Employer Contributions to Defined Contribution Plans(c)	192,723	88,528	70,851	59,612	51,924	56,984
Severance Payment(d)	—	—	—	—	—	1,032,722
TOTAL	$225,630	$91,394	$98,839	$85,833	$78,145	$1,115,142
(a)	Certain executive officers receive a perquisite allowance used for expenses associated with financial and tax planning consulting services.
(b)	LP pays the annual group term life insurance premiums for coverage provided to each NEO in an amount equal to four times his or her annual base salary.
(c)	Represents the employer 401(k) and Profit Sharing Plan and Deferred Compensation Plan matching and spillover contributions for each NEO, which are 5% of such NEO’s eligible compensation.
(d)	Represents payment to Ms. Everhart as of her departure, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement), in accordance with her severance agreement in an amount equal to 1.5 times the sum of her base salary and annual cash incentive award at target, which was paid to Ms. Everhart in a lump sum on November 21, 2022.
(5)	The amounts shown in this column correct disclosures included in LP’s prior proxy statements: (i) in the Stock Awards column for 2021 and 2020, to present the grant date fair value of the PSUs computed in accordance with FASB ASC Topic 718, which reflects the market-related TSR modifier, determined using a Monte Carlo simulation model, (ii) in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2021, to exclude the change in value related to LP’s Deferred Compensation Plan, consistent with SEC rules, as there is no above-market or preferential earnings thereon, and (iii) in the All Other Compensation column for 2021 and 2020, to exclude the value of dividends equivalents earned on stock awards in those years, as the value of the dividend equivalents is included in the amounts reported in the Stock Awards column of this table, computed in accordance with FASB ASC Topic 718, for all years presented.
(6)	Amounts reflect proration of Ms. Everhart’s salary and annual cash incentive award due to her departure effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement).

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— GRANTS OF PLAN-BASED AWARDS FOR 2022

The table below provides information regarding annual cash incentive awards under the Annual Incentive Plan and grants of PSUs and RSUs under the 2013 Plan to NEOs during 2022.

								All Other		All Other
								Stock		Option
								Awards:		Awards:	Exercise	Grant Date
					Estimated Future Payouts			Number of		Number of	or Base	Fair Value
		Estimated Future Payouts Under			Under Equity Incentive			Shares of		Securities	Price of	of Stock
		Non-Equity Incentive Plan Awards(1)			Plan Awards(2)			Stock or		Underlying	Option	and Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	(3)	Options	Awards	Awards	(4)
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)	($/Sh)	($)
W. Bradley Southern	2/10/2022	675,000	1,350,000	2,700,000
	2/10/2022				19,676	39,353	78,706					2,881,023
	2/10/2022							26,235				1,800,000
Alan J.M. Haughie	2/10/2022	241,199	482,399	964,797
	2/10/2022				3,735	7,470	14,490					546,861
	2/10/2022							7,470				512,500
Jason P. Ringblom	2/10/2022	181,567	363,134	726,268
	2/10/2022				3,006	6,012	12,024					440,156
	2/10/2022							6,012				412,500
Nicole C. Daniel	2/10/2022	137,734	275,468	550,936
	2/10/2022				1,825	3,650	7,300					267,216
	2/10/2022							3,650				250,418
Michael W. Blosser	2/10/2022	118,929	237,859	475,717
	2/10/2022				1,620	3,240	6,480					237,202
	2/10/2022							3,240				222,312
Robin H. Everhart(5)	2/10/2022	129,090	258,181	516,361
	2/10/2022				1,809	3,618	7,236					264,895
	2/10/2022							3,618				248,251
(1)	These columns reflect threshold, target and maximum cash payouts for 2022 annual cash incentive awards under the Annual Incentive Plan. The threshold payout amount (50% of the target award amount) represents a payout based on achievement of performance goals at the threshold performance levels. The target payout amount (100% of the target award amount) represents a payout based on achievement of performance goals at the target performance levels. The maximum payout award (200% of the target award amount) represents a payout based on achievement of performance goals at the maximum performance levels.
(2)	The amounts shown in these columns reflect the threshold, target and maximum share award amounts underlying PSUs granted in 2022 under the 2013 Plan. The PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period, subject to acceleration upon certain events. See “Compensation of Executive Officers—Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for more information regarding the 2022 PSUs and see “Potential Payments upon a Termination of Employment or Change of Control” for additional detail on acceleration of vesting terms. Prior to vesting, participants will be credited with additional PSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.
(3)	Reflects shares underlying RSUs granted in 2022 under the 2013 Plan. The RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events. See “Potential Payments upon a Termination of Employment or Change of Control” for additional detail on acceleration of vesting terms. Prior to vesting and settlement, participants will not have voting rights and will be credited with additional RSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.
(4)	The amounts shown represent the grant date fair values of the RSUs and the PSUs (computed in accordance with FASB ASC Topic 718) at the target award amounts (the probable outcome of the performance conditions at the grant date). Assumptions used in calculating the grant date fair value are described in Note 11 to LP’s audited financial statements included in LP’s Annual Report on Form 10-K for the year ended December 31, 2022, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model.
(5)	Reflects the full amounts of the awards originally granted to Ms. Everhart in 2022. Upon Ms. Everhart’s departure on September 22, 2022, the amount of annual cash incentive award paid under the Annual Incentive Plan and the amount of outstanding 2022 PSUs were prorated in accordance with her severance agreement. The 2022 PSUs will vest on the third anniversary of the grant date, in accordance with the original vesting schedule, as provided in her severance agreement.

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— OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022

The table below provides information regarding SSARs, PSUs and RSUs held by the NEOs at December 31, 2022.

	Option Awards(1)						Stock Awards
													Equity
													Incentive
											Equity		Plan
											Incentive		Awards:
											Plan		Market
			Equity								Awards:		or Payout
			Incentive								Number of		Value of
			Plan								Unearned		Unearned
			Awards:				Number		Market		Shares,		Shares,
	Number of	Number of	Number of				of Shares		Value of		Units or		Units or
	Securities	Securities	Securities				or Units		Shares or		Other		Other
	Underlying	Underlying	Underlying				of Stock		Units of		Rights		Rights
	Unexercised	Unexercised	Unexercised	Option			That		Stock That		That		That
	Options	Options	Unearned	Exercise	Option	Option	Have Not		Have Not		Have Not		Have Not
	Exercisable	Unexercisable	Options	Price	Grant	Expiration	Vested	(2)	Vested	(3)	Vested	(4)	Vested	(3),(4)
Name	(#)	(#)	(#)	($)	Date	Date	(#)		($)		(#)		($)
W. Bradley Southern	22,259	—	—	18.09	1/30/2014	1/30/2024	75,961		4,496,870		165,359		9,789,243
	22,727	—	—	17.04	2/5/2015	2/5/2025			—		—		—
	28,612	—	—	15.74	2/4/2016	2/4/2026	—		—		—		—
	53,491	—	—	19.14	2/2/2017	2/2/2027	—		—		—		—
Alan J.M. Haughie	—	—	—	—	—	—	19,450		1,151,431		36,897		2,184,299
	—	—	—	—	—	—	—		—		—		—
Jason P. Ringblom	—	—	—	—	—	—	15,609		924,057		29,201		1,728,701
	—	—	—	—	—	—	—		—		—		—
Nicole C. Daniel	—	—	—	—	—	—	8,440		499,656		14,049		831,671
	—	—	—	—	—	—	—		—		—		—
Michael W. Blosser	9,349	—	—	18.09	1/30/2014	1/30/2024	7,366		436,082		12,787		756,989
	7,500	—	—	17.04	2/5/2015	2/5/2025	—		—		—		—
	10,944	—	—	15.74	2/4/2016	2/4/2026	—		—		—		—
	6,493	—	—	19.14	2/2/2017	2/2/2027	—		—		—		—
Robin H. Everhart(5)	—	—	—	—	—	—	—		—		13,500		799,201
	—	—	—	—	—	—	—		—		—		—
(1)	Represents grants of SSARs.
(2)	Reports the number of shares underlying outstanding RSU awards. Unvested RSUs held by LP’s NEOs at December 31, 2022 vest in the amounts and on the dates shown below, subject to the NEO remaining in continuous employment with us:

	2/6/2023	2/10/2023	2/12/2023	2/10/2024	2/12/2024	2/10/2025	Total
W. Bradley Southern*	19,785	8,579	15,328	8,564	15,141	8,564	75,961
Alan J.M. Haughie	4,610	2,525	3,632	2,525	3,632	2,525	19,450
Jason P. Ringblom	3,622	2,032	2,945	2,032	2,945	2,032	15,609
Nicole C. Daniel	1,646	1,234	1,546	1,234	1,546	1,233	8,440
Michael W. Blosser*	1,450	1,059	1,378	1,058	1,362	1,058	7,366
Robin H. Everhart(5)	—	—	—	—	—	—	—
*	Amounts presented are net of shares withheld to cover FICA tax liability. Mr. Southern met retirement criteria under the related award agreements for outstanding RSUs awards as of December 31, 2020, December 31, 2021 and December 31, 2022. Mr. Blosser met retirement criteria under the related award agreements for outstanding RSUs awards as of December 31, 2021 and December 31, 2022.
(3)	Based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share.

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(4)	Reports the number of shares underlying outstanding PSU awards based on our actual performance results through December 31, 2022 under the applicable performance metrics and assuming that the payout will occur at the next highest level (threshold, target, or maximum), as follows: (i) PSUs granted in 2020 are reported at the maximum performance level (200%), and (ii) PSUs granted in 2021 and 2022 are reported at the threshold performance level (50%). These PSUs will vest in the amounts and on the dates shown below, subject to the NEOs remaining in continuous employment with us, and will be earned upon a determination that the relevant performance goals were achieved:
	2/6/2023	*	2/12/2024	2/10/2025	Total
W. Bradley Southern	121,841		23,563	19,955	165,359
Alan J.M. Haughie	27,660		5,449	3,788	36,897
Jason P. Ringblom	21,734		4,418	3,049	29,201
Nicole C. Daniel	9,878		2,320	1,851	14,049
Michael W. Blosser	9,025		2,119	1,643	12,787
Robin H. Everhart(5)	11,687		1,372	440	13,500
*	On February 10, 2022, the Compensation Committee determined that the maximum performance goal was achieved resulting in payout at 200% of the target award amount.
(5)	In connection with Ms. Everhart’s departure effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement), and in accordance with Ms. Everhart’s severance agreement (i) all of her outstanding RSU awards vested as of September 22, 2022, and (ii) her outstanding PSU awards were prorated based on her departure date and will vest on the third anniversary of the grant date, in accordance with the original vesting schedule.

— OPTION EXERCISES AND STOCK VESTED IN 2022

The following table provides information regarding the exercise of SSARs and the vesting of PSUs and RSUs with respect to LP’s NEOs during 2022.

	Option Awards(1)		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
W. Bradley Southern	14,341	748,170	196,634	13,288,457
Alan J.M. Haughie	—	—	46,552	3,162,016
Jason P. Ringblom	—	—	32,295	2,397,436
Nicole C. Daniel	—	—	19,931	1,209,554
Michael W. Blosser	—	—	16,471	1,118,780
Robin H. Everhart	—	—	37,497	2,193,493
(1)	Represents SSARs.

— PENSION BENEFITS FOR 2022

In November 2021, LP approved and initiated the termination of the Retirement Account Plan. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022 and all regulatory approvals of the Retirement Account Plan termination are expected to be received by the end of 2023. The following table shows the payments made as a result of the Retirement Account Plan termination.

			Present Value
		Number of Years	of Accumulated	Payments During
		Credited Service	Benefit	2022
Name	Plan Name	(#)	($)	($)
W. Bradley Southern(2)	Retirement Account Plan	23	—	171,673
Alan J.M. Haughie(1)	—	—	—	—
Jason P. Ringblom(2)	Retirement Account Plan	19	—	40,122
Nicole C. Daniel(1)	—	—	—	—
Michael W. Blosser(2)	Retirement Account Plan	40	—	287,500
Robin H. Everhart(1)	—	—	—	—
(1)	Mr. Haughie, Ms. Daniel, and Ms. Everhart were not participants in the Retirement Account Plan.
(2)	Mr. Southern’s benefit was transferred to purchase an annuity contract, and each of Mr. Ringblom and Mr. Blosser received a lump sum distribution. Substantially all liabilities and payments were settled effective December 13, 2022.

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Retirement Account Plan

Executive officers and other salaried employees of LP were eligible to participate in LP’s Retirement Account Plan if they were hired before January 1, 2010. The Retirement Account Plan was frozen to future contribution credits effective January 1, 2010. Key features of the Retirement Account Plan include:

•	Interest. Interest is credited daily on the cash balance in each participant’s account based on the U.S. Treasury bond rate for November of the prior year.
•	Form of Payment. Payment from the Retirement Account Plan may be made as an annuity payable over the lifetime of the participant, in a lump sum, or pursuant to other arrangements.
•	Other. The Retirement Account Plan does not provide for an offset for Social Security benefits.

In November 2021, LP approved and initiated the termination of the Retirement Account Plan. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022 and all regulatory approvals of the Retirement Account Plan termination are expected to be received by the end of the second quarter of 2023.

— NONQUALIFIED DEFERRED COMPENSATION FOR 2022

The following table summarizes information regarding participation by the NEOs in LP’s Deferred Compensation Plan.

	Executive		Registrant	Aggregate	Aggregate	Aggregate Balance
	Contributions in		Contributions in	Earnings	Withdrawals/	at December 31,
	2022	(1)	2022	in 2022	Distributions	2022
Name	($)		($)	($)	($)	($)
W. Bradley Southern	—		162,973	2,877	—	371,718
Alan J.M. Haughie	—		58,778	1,438	—	82,302
Jason P. Ringblom	—		41,101	(16,915)	—	82,511
Nicole C. Daniel	—		29,862	(4,306)	—	31,579
Michael W. Blosser	14,739		22,174	(89,771)	—	335,621
Robin H. Everhart	16,841		27,234	(3,286)	—	63,056
(1)	Amounts shown in this column are also included in the “Salary” column of the “Summary Compensation Table” above.

All employees who are in LP’s top two levels of management and participate in its Retirement Account Plan or the profit-sharing component of the 401(k) and Profit Sharing Plan are automatically participants in the Deferred Compensation Plan. Key features of the Deferred Compensation Plan include:

•	Deferrals. The Deferred Compensation Plan permits deferrals of up to 90% of a participant’s base salary and annual bonuses.
•	Matching Contributions by LP. The 401(k) and Profit Sharing Plan and Deferred Compensation Plan matching contributions for each NEO are 5% of such NEO’s eligible compensation.
•	Supplemental Credit. LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of the 401(k) and Profit Sharing Plan, if limits imposed under the Internal Revenue Code did not apply. The Retirement Account Plan supplemental credit ceased after 2009.
•	Make-up Credit. LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of LP’s 401(k) and Profit Sharing Plan, had the participant not deferred compensation. The Retirement Account Plan make-up credit was discontinued effective January 1, 2010 as a component of LP’s discontinuation of the Retirement Account Plan.
•	Vesting. Participants are immediately vested in credits for their contributions and related earnings. Participants are vested in their rights to LP’s matching contributions and related earnings after two years of service to LP and are vested in their rights to supplemental and make-up credits and related earnings in accordance with the vesting schedule of the profit sharing component of the 401(k) and Profit Sharing Plan. Participants will also become vested in LP’s matching contributions, supplemental credits, and make-up credits upon reaching age 65 or immediately upon death, disability, or a termination within 24 months following a change of control of LP.

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•	Form of Payment. If a participant’s employment with LP is terminated for any reason, the participant is entitled to receive his or her vested Deferred Compensation Plan account balances, either in a lump sum or in the form of an annuity over a period of up to 15 years as designated by the participant, in accordance with the terms and conditions set forth in the Deferred Compensation Plan. Participants may also receive distributions prior to termination, in the event of emergencies or as otherwise specified in the Deferred Compensation Plan.
•	Earnings on Account Balances. Amounts credited to participants’ Deferred Compensation Plan accounts are adjusted to reflect amounts of income, gain or loss, as if the amounts held in such accounts had been invested in investment funds designated under the Deferred Compensation Plan and selected by the participants. The following table shows investment choices made by participants for the purpose of valuing their contribution credits in the Deferred Compensation Plan as of December 31, 2022 and annualized returns for each investment choice for 2022:
Fund	Performance
Vanguard Institutional Index	-18.14%
T Rowe Price GS	-40.14%
T Rowe Price MC VI	-4.24%
T Rowe Price MC Gr	-22.52%
DFA US Small Cap	-13.53%
Vanguard Tot I S	-15.98%
MetWest: Total Trn	-14.79%
Vanguard Tot Bd	-13.16%
Vanguard Infl-Prot	-11.85%
TRP Retirement 2005	-13.53%
TRP Retirement 2010	-13.86%
TRP Retirement 2015	-14.09%
TRP Retirement 2020	-14.56%
TRP Retirement 2025	-15.51%
TRP Retirement 2030	-16.77%
TRP Retirement 2035	-17.76%
TRP Retirement 2040	-18.53%
TRP Retirement 2045	-18.74%
TRP Retirement 2050	-18.81%
TRP Retirement 2055	-18.90%
TRP Retirement 2060	-18.92%
TRP Retirement 2065	-18.86%
T Rowe Price Stable Value	1.80%
T Rowe Price Trs Mny	1.46%

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— POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL OF LP

Potential Payments Upon Termination of Employment

This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs, other than Ms. Everhart, would have been entitled if their employment had terminated on December 30, 2022, the last business day of LP’s last completed fiscal year, under various circumstances. Ms. Everhart departed LP effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement). The disclosures provided below for Ms. Everhart reflect the actual payments Ms. Everhart was entitled to receive in connection with her departure in accordance with her severance agreement.

Severance Agreements and CoC Agreements

Each NEO is party to a severance agreement (each, a “Severance Agreement”) and a change of control employment agreement (each, a “CoC Agreement”) with LP. Upon a termination event, and as a condition to receiving the severance or change of control compensation under the Severance Agreements or the CoC Agreements, as applicable, the NEOs are required to timely sign and not revoke a customary release of claims in favor of LP. The Severance Agreements also impose on the NEOs customary confidentiality, intellectual property and mutual non-disparagement restrictive covenants, as well as non-competition and non-solicitation obligations that extend for 24 months (for the CEO) or 18 months (for the other NEOs) after termination (the “Restrictive Covenants”).

As described below, if an NEO experiences a termination of employment that entitles the NEO to compensation or benefits under a CoC Agreement, then the NEO will not be entitled to any compensation or benefits under the NEO’s Severance Agreement, the term of the NEO’s Severance Agreement will immediately cease and the Restrictive Covenants will no longer apply.

The compensation and benefits payable under the NEO’s CoC Agreement also apply in lieu of those payable under the NEO’s Severance Agreement if an NEO’s employment is terminated prior to a change of control of LP and the NEO can reasonably show that such termination is (i) connected to an impending change of control or (ii) at the request of a third party who has taken steps reasonably calculated to effect a change of control.

Severance Agreements

The following section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs would have been entitled to under the Severance Agreements in connection with various circumstances. The disclosures provided below for Ms. Everhart reflect the actual payments Ms. Everhart was entitled to receive in connection with her departure effective September 22, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement), in accordance with her severance agreement.

TERMINATION BY LP FOR CAUSE OR BY THE NEO WITHOUT GOOD REASON

Under the Severance Agreements, if the employment of an NEO is terminated by LP for Cause (as defined below) or by the NEO without Good Reason (as defined below) not following or in connection with a change of control of LP, the NEO would be entitled to receive:

•	any earned but unpaid base salary and accrued vacation pay through the termination date; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan).

The NEO’s equity-based awards outstanding as of December 30, 2022 would immediately be forfeited upon termination in accordance with the 2013 Plan and the related award agreements.

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The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by LP for Cause or by the NEO without Good Reason not following or in connection with a change of control of LP.

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	Equity Awards ($)	Other Benefits ($)	(2)	Total ($)
W. Bradley Southern	108,173		—	—	371,718		479,891
Alan J.M. Haughie	49,477		—	—	82,302		131,779
Jason P. Ringblom	49,881		—	—	82,511		132,392
Nicole C. Daniel	35,316		—	—	31,579		66,896
Michael W. Blosser	38,118		—	—	335,621		373,739
(1)	Assumes that there is no earned but unpaid 2022 base salary at December 30, 2022 and includes accrued but unpaid vacation. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	Includes vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan). The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

Under the Severance Agreements:

•	“Cause” means:
	–	the NEO’s commission of, or guilty plea or plea of no contest to, a felony or any crime that involves moral turpitude (regardless of whether there is injury to LP);
	–	the NEO’s breach of any of the NEO’s restrictive covenant obligations;
	–	the willful and continued failure of the NEO to substantially perform his or her duties (other than failure due to incapacity from a physical or mental illness) after delivery of a written demand for substantial performance; or
	–	the willful breach of a material element of LP’s Code of Business Conduct or other applicable workplace policies or the willful engaging by the NEO in illegal conduct, gross negligence, bad faith or intentional misconduct, in each case which causes, or in the reasonable judgment of LP is likely to cause, either reputational or economic harm to LP.
•	“Good Reason” means:
	–	any material diminution in the NEO’s position (including status, offices, titles and reporting requirements), authority, duties, or responsibilities;
	–	any failure by LP to comply with the compensation provisions of the agreement other than any isolated, insubstantial and inadvertent failure not occurring in bad faith and which is promptly remedied by the Company after receipt of notice from the NEO;
	–	any relocation of the NEO’s principal place of employment to a location that results in an increase to the NEO’s commute by more than 35 miles; or
	–	any failure by LP to require any successor to assume and agree to perform the CoC Agreement.

TERMINATION BY LP WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON

If the employment of an NEO is terminated by LP without Cause (as defined under “Termination by LP for Cause or by the NEO Without Good Reason” above) or by the NEO for Good Reason (as defined under “Termination by LP for Cause or by the NEO Without Good Reason” above) not following or in connection with a change of control of LP, such NEO would be entitled to:

•	any earned but unpaid base salary and accrued vacation pay through the termination date;
•	a pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occurred;
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie, Ms. Daniel, and Ms. Everhart, who are not participants in the Retirement Account Plan);
•	a lump sum cash amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (a) the NEO’s annual base salary, plus (b) the NEO’s target annual cash incentive;
•	reimbursement for COBRA payments for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date;
•	reimbursement of fees for outplacement services (up to $10,000) for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date;
•	immediate vesting in full of unvested RSUs;

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•	immediate pro-rata vesting of unvested stock options and SSARs (based on the number of days employed during the vesting period), with any stock options or SSARs (other than “incentive stock options” for purposes of Section 422 of the Internal Revenue Code) remaining exercisable for up to three months following termination; and
•	pro-rata vesting of unvested PSUs (based on the number of days employed during the performance period) calculated using the amount of the original award that would have vested following the end of the performance period based on actual performance.

The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by LP without Cause or by the NEO for Good Reason not following or in connection with a change of control of LP.

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	(2)	Equity Awards ($)	(3)	Other Benefits ($)	(4)	Total ($)
W. Bradley Southern	1,458,173		4,986,679		13,913,406		381,718		20,739,976
Alan J.M. Haughie	531,875		1,735,431		3,270,639		92,302		5,630,247
Jason P. Ringblom	413,015		1,366,512		2,601,922		92,511		4,473,960
Nicole C. Daniel	310,784		1,145,538		1,301,627		41,579		2,799,528
Michael W. Blosser	275,977		978,944		1,167,100		345,621		2,767,641
Robin H. Everhart(5)	291,281		1,076,389		1,313,731		73,056		2,754,457
(1)	Includes, as applicable, (a) a pro-rata amount of the annual cash incentive award under the Annual Incentive Plan and (b) any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie, Ms. Daniel and Ms. Everhart whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	Includes (a) a lump sum cash amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (x) the NEO’s annual base salary plus (y) the NEO’s target annual cash incentive, and (b) a reimbursement for COBRA payments for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date. The value of COBRA reimbursements was determined based on (i) current COBRA coverage rates for 2023-2024, and (ii) LP’s current costs of providing coverage at the coverage levels in effect for the NEO immediately prior to December 30, 2022. This payment would be made in a lump sum.
(3)	With respect to awards of RSUs subject to immediate vesting in full and PSUs subject to pro-rata vesting, based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. 2020 PSUs were calculated based on actual performance achieved at the end of performance period on December 31, 2022 (200%). 2021 PSUs and 2022 PSUs were calculated assuming payout at target award amount (100%). Payment of the RSUs would be made as soon as practicable after termination and payment of the PSUs would be made following the end of the applicable performance period and certification of the performance results, at the times specified in the related award agreements.
(4)	Includes outplacement services valued at $10,000 as well as vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan other than Mr. Haughie, Ms. Daniel, and Ms. Everhart, who are not participants in the Retirement Account Plan. The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.
(5)	This table reflects actual payments Ms. Everhart was entitled to receive pursuant to her severance agreement in connection with her departure from LP effective September 26, 2022, which constituted a termination of her employment by LP other than due to cause (as such term is defined in Ms. Everhart’s severance agreement), subject to the assumptions set forth below. Equity Awards include the value of the RSUs that vested in full immediately at the time of departure, based on the closing sale price of the Common Stock on the NYSE on September 22, 2022 of $48.40 per share. Equity Awards also include the value of (i) the prorated number of 2020 PSUs, which was calculated based on actual performance achieved at the end of performance period on December 31, 2022 (200%), and (ii) the prorated number of 2021 PSUs and 2022 PSUs, which was calculated assuming payout at target award amount (100%). The value of the PSUs was calculated using the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. All such PSUs will vest on the third anniversary of their respective grant dates, in accordance with their original vesting schedules.

DEATH OR DISABILITY

If the employment of an NEO is terminated as a result of death or Disability (as defined below) not following or in connection with a change of control of LP, the NEO or the NEO’s estate would be entitled to receive:

•	any earned but unpaid base salary and accrued vacation pay through the termination date;
•	a pro-rata amount of the target annual cash incentive award under the Annual Incentive; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan).

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The NEO’s equity-based awards outstanding as of December 30, 2022 would vest in accordance with the 2013 Plan and the related award agreements, as follows:

•	immediate pro-rata vesting of unvested RSUs based on the number of months the NEO was employed through the date of termination; and
•	immediate vesting of a prorated amount of the target awards for unvested PSUs based on the number of months employed during the performance period, unless the termination occurs after the end of the performance period, in which case the PSUs would vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date.

Outstanding vested SSARs granted in or prior to 2015 would remain exercisable for one year after the NEO’s termination due to death or disability, and those granted in 2016 and 2017 would remain exercisable until the earlier of (A) one year after the NEO’s death, or (B) 10 years from the grant date.

LP also provides long-term disability and life insurance benefits to its NEOs, and certain benefits under the Deferred Compensation Plan would be accelerated as described under “Nonqualified Deferred Compensation for 2022”.

The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO or the NEO’s estate if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by reason of death or Disability (not following or in connection with a change of control of LP).

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	Equity Awards ($)	(2)	Other Benefits ($)	(3)	Total ($)
W. Bradley Southern	1,458,173		—	9,208,628		371,718		11,038,519
Alan J.M. Haughie	531,875		—	2,158,381		82,302		2,772,559
Jason P. Ringblom	413,015		—	1,721,826		82,511		2,217,352
Nicole C. Daniel	310,784		—	873,210		31,579		1,215,573
Michael W. Blosser	275,977		—	781,987		335,621		1,393,585
(1)	Includes any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	With respect to awards of RSUs and PSUs subject to accelerated pro-rata vesting, determined based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. PSUs were calculated based on payout at the target award amount (100%). Payments would be made in accordance with the respective award agreements.
(3)	Includes vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan). The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

Under the 2013 Plan pursuant to which the RSU and PSU awards granted in 2020, 2021 and 2022 were made, and the Severance Agreements, “Disability” means the absence of the NEO from the NEO’s duties with LP on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness, which is determined to be total and permanent by a physician selected by LP or its insurers and acceptable to the NEO or the NEO’s legal representative.

CoC Agreements

The following section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs, other than Ms. Everhart, would have been entitled to under the CoC Agreements in connection with various circumstances. For purposes of this discussion and the calculations made in the tables below, we have assumed that the change of control event occurred on December 30, 2022.

TERMINATION FOR CAUSE OR BY THE NEO WITHOUT GOOD REASON FOLLOWING A CHANGE OF CONTROL

If the employment of an NEO is terminated by LP or its successor for Cause (as defined below) or by the NEO without Good Reason (as defined below) within three years following a change of control of LP, the NEO would be entitled to receive:

•	any earned but unpaid base salary and accrued vacation pay through the termination date; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan).

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The NEO’s equity-based awards outstanding as of December 30, 2022 would vest in accordance with the 2013 Plan and the related award agreements. The award agreements provide, as a result of the change of control of LP:

•	For RSUs and PSUs granted prior to February 10, 2022: (i) the RSUs vest immediately in full upon the change of control, and (ii) the PSUs immediately vest at the target award amount upon the change of control unless the change of control occurs after the end of the performance period, in which case the PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date;
•	For RSUs and PSUs granted on February 10, 2022, assuming the successor entity did not assume the awards in connection with the change of control: (i) the RSUs vest in full immediately prior to the change of control and (ii) the PSUs vest immediately upon the change of control (A) based on actual performance if such change of control occurs after the last day of the applicable performance period or (B) in an amount equal to the greater of (1) the target award and (2) an adjusted award determined by the administrator of the 2013 Plan (or successor plan) in its sole discretion based on actual performance assuming performance is determined with the end date of the applicable performance period being the date of the change of control and the performance objectives being adjusted to account for the shortened performance period (the “adjusted award”); and
•	If the NEO is terminated by LP or its successor for Cause, outstanding vested SSARs terminate five days after such termination. If the NEO terminates his employment without Good Reason, outstanding vested SSARs granted in or prior to 2015 would remain exercisable for 30 days following the NEO’s termination, and those granted in 2016 and 2017 would remain exercisable until the earlier of (A) one year after the NEO’s death, or (B) 10 years from the grant date.

Any RSU or PSU awards outstanding as of December 30, 2022 that had been assumed by the successor entity in connection with the change of control would be forfeited immediately upon the NEO’s termination by LP or its successor for Cause or by the NEO without Good Reason.

The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by LP or its successor for Cause or by the NEO without Good Reason within three years following a change of control of LP.

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	Equity Awards ($)	(2)	Other Benefits ($)	(3)	Total ($)
W. Bradley Southern	108,173		—	13,255,910		371,718		13,735,801
Alan J.M. Haughie	49,477		—	3,063,799		82,302		3,195,578
Jason P. Ringblom	49,881		—	2,451,457		82,511		2,583,849
Nicole C. Daniel	35,316		—	1,285,827		31,579		1,352,722
Michael W. Blosser	38,118		—	1,148,647		335,621		1,522,386
(1)	Includes any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	Assumes 2022 RSUs and 2022 PSUs were not assumed in connection with the change of control. With respect to awards of RSUs and PSUs subject to accelerated vesting, determined based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. PSUs were calculated assuming payout at target award amount (100%). Payments would be made in accordance with the terms of their respective award agreements.
(3)	Includes vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan). The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

Under the CoC Agreements:

•	“Cause” means:
	–	the willful and continued failure of the NEO to substantially perform his or her duties (other than failure due to incapacity from a physical or mental illness) after delivery of a written demand for substantial performance; or
	–	the willful engaging by the NEO in illegal conduct or gross misconduct that is materially and demonstrably injurious to LP.
•	“Good Reason” means:
	–	any change in the NEO’s position, authority, duties, or responsibilities;

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–	any failure by LP to comply with the compensation provisions of the agreement;
–	transfer of the NEO to a location more than 50 miles from the present location or a substantial increase in the amount the NEO is required to travel;
–	any purported termination by LP of the NEO’s employment otherwise than as expressly permitted by the CoC Agreement; or
–	any failure by LP to require any successor to assume and agree to perform the CoC Agreement.

TERMINATION WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON FOLLOWING A CHANGE OF CONTROL

If the employment of an NEO is terminated by LP or its successor without Cause (as defined under “Termination for Cause or by the NEO Without Good Reason Following a Change of Control” above) or by the NEO for Good Reason (as defined under “Termination for Cause or by the NEO Without Good Reason Following a Change of Control” above) within three years following a change of control of LP, such NEO would be entitled to:

•	a lump-sum payment comprised of the following amounts:
	–	any earned but unpaid base salary and accrued vacation pay through the termination date;
	–	a pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan of the year in which the change of control occurred;
	–	an amount equal to three times the sum of the NEO’s (x) annual base salary, plus (y) target annual cash incentive award under the Annual Incentive Plan;
	–	other than for Mr. Haughie and Ms. Daniel, who are not participants in the Retirement Account Plan, the difference between (x) the retirement benefits that would have accrued under the Retirement Account Plan if the NEO’s employment continued for an additional three years and (y) the actual vested benefit, if any, under the Retirement Account Plan at the termination date; and
	–	interest on the amounts described above from the termination date through the payment date;
•	an amount equal to 36 months cash value of LP’s welfare benefit plans;
•	reimbursement of fees for outplacement services (up to 10% of the NEO’s annual base salary) for 12 months after the termination date; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan and any awards or benefits, if any, required to be paid under LP’s 2013 Plan.

The NEO’s equity-based awards outstanding as of December 30, 2022 would vest in accordance with the 2013 Plan and the related award agreements. The award agreements provide, as a result of the change of control of LP and a subsequent termination of the NEO’s employment without Cause or the NEO’s resignation for Good Reason within the 12-month period following such change of control:

•	For RSUs and PSUs granted prior to February 10, 2022: (i) the RSUs immediately vest in full upon the change of control, and (ii) the PSUs immediately vest at the target award level upon the change of control unless the change of control occurs after the end of the performance period, in which case the PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date;
•	For RSUs and PSUs granted on February 10, 2022 or after, assuming the successor entity assumed the awards in connection with the change of control: (i) the RSUs immediately vest in full upon termination of the NEO, and (ii) the PSUs vest immediately upon termination of the NEO in the amount of the adjusted award;
•	For RSUs and PSUs granted on February 10, 2022 or after, assuming the successor entity did not assume the awards in connection with the change of control: (i) the RSUs vest in full immediately prior to the change of control, and (ii) the PSUs vest immediately upon the change of control (A) based on actual performance if such change of control occurs after the last day of the applicable performance period or (B) in amount equal to the greater of (1) the target award and (2) the adjusted award; and
•	Outstanding vested SSARs granted in or prior to 2015 would remain exercisable for 30 days following the NEO’s termination, and those granted in 2016 and 2017 would remain exercisable until the earlier of (A) one year after the NEO’s death, or (B) 10 years from the grant date.

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The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by LP or its successor without Cause or by the NEO for Good Reason within 12 months following a change of control of LP, and assumes that the lump sum payment (described above) is made as of December 30, 2022 (with no accrual of interest).

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	(2)	Equity Awards ($)	(3)	Other Benefits ($)	(4)	Total ($)
W. Bradley Southern	1,458,173		7,507,114		13,255,910		484,218		22,705,415
Alan J.M. Haughie	531,875		3,481,760		3,063,799		146,622		7,224,056
Jason P. Ringblom	413,015		2,741,563		2,451,457		134,387		5,740,423
Nicole C. Daniel	310,784		2,298,360		1,285,827		77,491		3,972,461
Michael W. Blosser	275,977		1,964,884		1,148,647		375,264		3,764,771
(1)	Includes (a) a pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan and (b) any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	Includes (a) an amount equal to three times the sum of the NEO’s (x) annual base salary, plus (y) target annual cash incentive award under the Annual Incentive Plan, and (b) an amount equal to 36 months cash value of LP’s welfare benefit plans, with the cash value of LP’s welfare benefit plans being determined as the estimated cost of continuing health, disability and life insurance coverage and other welfare benefits to the NEO and his or her family at the same level as in place at December 30, 2022, for a three-year period. This payment would be made in a lump sum.
(3)	With respect to awards of RSUs and PSUs subject to accelerated vesting, determined based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. PSUs were calculated assuming payout at target award amount (100%). Payments would be made in accordance with the terms of the respective award agreements.
(4)	Includes outplacement services valued at 10% of each NEOs annual base salary as well as vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan). The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

DEATH OR DISABILITY FOLLOWING A CHANGE OF CONTROL

If the employment of an NEO is terminated as a result of death or Disability (as defined below) within three years following a change of control of LP, the NEO or the NEO’s estate would be entitled to receive:

•	any earned but unpaid base salary and accrued vacation pay through the termination date;
•	a pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the change of control occurred; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan).

The NEO’s equity-based awards outstanding as of December 30, 2022 would vest in accordance with the 2013 Plan and the related award agreements, as follows:

•	For RSUs and PSUs granted prior to February 10, 2022: (i) the RSUs vest immediately in full upon the change of control, and (ii) the PSUs immediately vest at the target award amount upon the change of control unless the change of control occurs after the end of the performance period, in which case the PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date;
•	For RSUs and PSUs granted on February 10, 2022, assuming the successor entity did not assume the awards in connection with the change of control: (i) the RSUs vest in full immediately prior to the change of control and (ii) the PSUs vest immediately upon the change of control (A) based on actual performance if such change of control occurs after the last day of the applicable performance period or (B) in amount equal to the greater of (1) the target award and (2) the adjusted award; and
•	For RSUs and PSUs granted on February 10, 2022, assuming the successor entity assumed the awards in connection with the change of control: (i) (A) if the termination occurred within one year of the change in control, the RSUs vest in full immediately upon termination, or (B) if the termination occurred more than one year after the change in control, the RSUs vest immediately upon termination pro-rata based on the number of months the NEO was employed through the date of termination and (ii) the PSUs vest immediately upon termination in an amount equal to a pro-rata portion of the target award based on the number of months employed during the performance period unless

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the termination occurs after the end of the performance period, in which case the PSUs would vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date.

Outstanding vested SSARs granted in or prior to 2015 would remain exercisable for one year after the NEO’s termination due to death or disability, and those granted in 2016 and 2017 would remain exercisable until the earlier of (A) one year after the NEO’s death, or (B) 10 years from the grant date.

LP also provides long-term disability and life insurance benefits to its NEOs, and certain benefits under the Deferred Compensation Plan would be accelerated as described under “Nonqualified Deferred Compensation for 2022.”

Under the 2013 Plan pursuant to which the RSU and PSU awards granted in 2020, 2021 and 2022 were made, and the CoC Agreements, “Disability” means the absence of the NEO from the NEO’s duties with LP on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness, which is determined to be total and permanent by a physician selected by LP or its insurers and acceptable to the NEO or the NEO’s legal representative.

The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO or the NEO’s estate if the NEO’s employment had terminated on December 30, 2022 as a result of a termination of employment by reason of death or Disability within three years following a change of control of LP.

Name	Payments Earned but Unpaid ($)	(1)	Severance Payments ($)	Equity Awards ($)	(2)	Other Benefits ($)	(3)	Total ($)
W. Bradley Southern	1,458,173		—	13,255,910		371,718		15,085,081
Alan J.M. Haughie	531,875		—	3,063,799		82,302		3,677,977
Jason P. Ringblom	413,015		—	2,451,457		82,511		2,946,983
Nicole C. Daniel	310,784		—	1,285,827		31,579		1,628,190
Michael W. Blosser	275,977		—	1,148,647		335,621		1,760,245
(1)	Includes, as applicable, (a) pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan and (b) any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO with the exception of Mr. Haughie and Ms. Daniel whose limit is 160 hours based on their hire date, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(2)	With respect to awards of RSUs and PSUs subject to accelerated vesting, determined based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. PSUs were calculated assuming payout at target award amount (100%). Payments would be made in accordance with the respective award agreements.
(3)	Includes vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Ms. Daniel, who were not participants in the Retirement Account Plan). The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

Potential Payments Upon Change of Control of LP (Not Resulting in a Termination of Employment)

This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs would have been entitled upon a change of control of LP that did not result in the termination of such NEOs’ employment with LP or its successor. For purposes of this discussion and the calculations made in the table below, we have assumed that the change of control event occurs on December 30, 2022.

Under the CoC Agreements, for so long as the applicable NEO remains employed by LP or its successor following a change of control of LP, the NEO would be entitled to:

•	receive an annual base salary in an amount equal to at least 12 times the NEO’s highest monthly base salary paid during the 12 months immediately preceding the month of the consummation of such change of control;
•	be paid an annual cash bonus in an amount at least equal to the NEO’s target bonus for the year in which the change of control occurs;
•	participate in all incentive, savings and retirement plans, welfare benefit programs and fringe benefits;
•	reimbursement for reasonable expenses per LP’s policies;
•	same/larger office size and support staff; and
•	paid vacation available to other peer executive officers on, generally, at least as favorable terms as those in place during the 120-day period immediately preceding the change of control.

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In addition, all outstanding equity-based awards held by LP’s NEOs as of December 30, 2022, including PSUs and RSUs, would vest in accordance with the 2013 Plan and the related award agreements. The award agreements provide, as a result of a change of control of LP:

•	For RSUs and PSUs granted prior to February 10, 2022: (i) the RSUs vest immediately in full upon the change of control, and (ii) the PSUs vest immediately upon the change of control at the target award level unless the change of control occurs after the end of the performance period, in which case the PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date;
•	For RSUs and PSUs granted on or after February 10, 2022, assuming the successor did not assume the awards in connection with the change of control: (i) the RSUs vest in full immediately prior to the change of control, and (ii) the PSUs vest immediately upon the change of control (A) based on actual performance if such change of control occurs after the last day of the applicable performance period or (B) in amount equal to the greater of (1) the target award and (2) the adjusted award;
•	For RSUs and PSUs granted on or after February 10, 2022, assuming the successor assumed the awards in connection with the change of control: (i) the RSUs vest in accordance with their original vesting schedule, and (ii) the PSUs vest in accordance with their original vesting schedule in the amount of the adjusted award unless the change of control occurs after the end of the performance period, in which case the PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs;
•	Outstanding vested SSARs granted in or prior to 2015 would remain exercisable until the earlier of (A) five days after the NEO’s involuntary termination for cause, (B) one year after the death or disability of the NEO, (C) 10 years from the date of grant, or (D) 30 days after the NEO ceases to be an employee other than for the reasons described in (A) – (C) above. Outstanding vested SSARs granted in 2016 and 2017 would remain exercisable until the earlier of (x) five days after the NEO’s involuntary termination for cause, (y) one year after the NEO’s death, or (z) 10 years from the grant date.

The following table sets forth, for each NEO (other than Ms. Everhart), quantitative disclosure regarding the estimated equity-based awards that would have been received by the NEO, assuming a change of control occurred on December 30, 2022, without termination of employment.

Name	Value of Equity Awards ($)	(1)
W. Bradley Southern	13,255,910
Alan J.M. Haughie	3,063,799
Jason P. Ringblom	2,451,457
Nicole C. Daniel	1,285,827
Michael W. Blosser	1,148,647
(1)	Consists of the sum of the market value on the date of termination of awards of RSUs and PSUs subject to accelerated vesting based on the closing price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. PSUs were calculated assuming payout at target award amount (100%). Payments would be made in accordance with the respective award agreements.

Potential Payments Upon Retirement

If an NEO’s employment is terminated upon an NEO’s Retirement (as defined below), the NEO would be entitled to receive:

•	any earned but unpaid base salary and accrued vacation pay through the termination date;
•	a pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occured; and
•	any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan (other than Mr. Haughie and Mrs. Daniel, who were not participants in the Retirement Account Plan).

Award agreements for the outstanding RSUs granted under the 2013 Plan provide for the accelerated vesting of a prorated portion of the RSUs upon an NEO’s Retirement if such Retirement occurs on or after the first anniversary of the applicable award’s grant date. The proration will be determined based on the number of months the NEO remained employed between the applicable grant date and the Retirement. If the NEO’s Retirement occurs prior to the first anniversary of an RSU award’s grant date, the entire RSU award would be forfeited.

Award agreements for the outstanding PSUs granted under the 2013 Plan provide for continued vesting upon an NEO’s Retirement if such Retirement occurs on or after the first anniversary of the applicable award’s grant date. In such a case, the PSUs will vest following the NEO’s Retirement, on the original vesting date, in an amount equal to the number of

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performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date (i.e., based on actual performance).

However, if such Retirement occurs following a change of control and a successor assumes the PSUs, the PSUs will vest as of the date of the consummation of the change of control and the number of performance shares that will vest will be based on when the voluntary termination occurs within the applicable performance period, as follows:

•	For PSUs granted prior to February 10, 2022, the number of PSUs that will vest will equal (i) the amount that would have been earned on the original vesting date as if the NEO had remained continuously employed through the original vesting date (i.e., based on actual performance), if such change of control occurs after the last day of the applicable performance period or (ii) the target award amount if such change of control occurs on before the last day of the applicable performance period.
•	For PSUs granted on February 10, 2022, the number of PSUs that will vest will equal (i) the amount that would have been earned on the original vesting date as if the NEO had remained continuously employed through the original vesting date (i.e., based on actual performance), if such change of control occurs after the last day of the applicable performance period or (ii) amount of the adjusted award (as defined above) , if the change of control occurs on or prior to the last day of the applicable performance period.

If the NEO’s Retirement occurs prior to the first anniversary of a PSU award’s grant date, the entire PSU award would be forfeited.

The following table sets forth, for each Retirement eligible NEO, quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO if the NEO’s employment was voluntarily terminated due to NEO’s Retirement on December 30, 2022.

Name(1)	Payments Earned but Unpaid ($)	(2)	Severance Payments ($)	Equity Award ($)	(3)	Other Benefits ($)	(4)	Total ($)
W. Bradley Southern	1,458,173		-	8,907,344		371,718		10,737,235
Michael W. Blosser	275,977		-	725,452		335,621		1,337,049
(1)	As of December 30, 2022, only Mr. Southern and Mr. Blosser were Retirement eligible pursuant to the terms of the Annual Incentive Plan and award agreements for outstanding RSUs and PSUs awards granted under the 2013 Plan, so no amounts are reported in this table for amounts payable or vesting upon a Retirement for the remaining NEOs.
(2)	Includes, as applicable, (a) a pro-rata amount of the annual cash incentive award under the Annual Incentive Plan and (b) any accrued but unpaid vacation; assumes that there is no earned but unpaid 2022 base salary at December 30, 2022. Vacation amount included was based on the maximum allowed of 200 hours for each NEO, because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum.
(3)	With respect to the prorated RSUs awards and the PSUs awards, based on the closing sale price of the Common Stock on the NYSE on December 30, 2022 of $59.20 per share. 2020 PSUs and 2021 PSUs were calculated assuming payout at target award amount (100%). Payment of the RSUs would be made as soon as practicable after termination and payment of the PSUs would be made following the end of the applicable performance period and certification of the performance results, at the times specified in the related award agreements. Excludes 2022 RSUs and 2022 PSUs, as such awards would have been forfeited with Retirement occurring within one year of the respective grant dates.
(4)	Includes vested account balance under LP’s Deferred Compensation Plan and Retirement Account Plan. The payments would be made in accordance with the NEO’s distribution selection under the corresponding plan.

Under the award agreements for RSUs and PSUs granted prior to February 10, 2022, “Retirement” means the voluntary termination of the NEO’s employment with LP if (i) the NEO is then at least age 59 1/2 and has completed at least 10 years of continuous service with LP or (ii) the NEO is then at least age 65 and has completed at least five years of continuous service with LP.

Under the award agreements for RSUs and PSUs granted on February 10, 2022, “Retirement” means the voluntary termination of the NEO’s employment with LP if (i) the NEO is then at least age 55 and has completed at least 20 years of continuous service with LP, (ii) the NEO is then at least age 60 and has completed at least 10 years of continuous service with LP or (iii) the NEO is then at least age 65 and has completed at least five years of continuous service with LP.

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— CEO PAY RATIO

For the 2022 fiscal year, the ratio of the annual total compensation of W. Bradley Southern, LP’s CEO (“CEO Compensation”), to the median of the annual total compensation of all of LP’s employees and those of its consolidated subsidiaries other than its CEO (“Median Annual Compensation”) was 101 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, the employee who received such Median Annual Compensation is referred to as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was October 1, 2020 (the “Determination Date”). As permitted by SEC rules, we used the same Median Employee that was identified in the preparation of our pay ratio disclosure in 2021 because we believe there has been no change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.

CEO Compensation for purposes of this disclosure was $8,682,313 and represents the total compensation reported for Mr. Southern under the “Summary Compensation Table” for 2022.

For purposes of this disclosure, Median Annual Compensation was $86,138, and was calculated by totaling for LP’s Median Employee all applicable elements of compensation for 2022 in accordance with Item 402(c)(2)(x) of Regulation S-K plus personal benefits and compensation under non-discriminatory benefit plans otherwise not reportable under this Item. The Compensation Committee did not make any cost-of-living adjustments in identifying the Median Employee.

As previously disclosed, to identify the Median Employee, the Compensation Committee first determined LP’s employee population as of the Determination Date. LP had 4,487  employees (other than the CEO), representing all full-time, part-time, seasonal and temporary employees of LP and its consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. Of LP’s 4,487 total employees, approximately 570 (or 13%) are employed in Chile and approximately 222 (less than 5%) are employed in Brazil. The Compensation Committee chose to exclude all 222 Brazilian employees in determining LP’s Median Employee, as permitted under the de minimis exemption to Item 402(u) of Regulation S-K. The Compensation Committee used LP’s number of total employees (4,487) in making its de minimis calculation.

Under the relevant rules, we were required to identify the Median Employee by use of a “consistently applied compensation measure.” Thus, the Compensation Committee measured compensation for the period beginning on January 1, 2020, and ending on September 30, 2020, for 4,487 employees (after the permitted exclusions noted above). This compensation measurement was calculated by totaling, for each employee, salary as shown in LP’s payroll records for the first nine months of 2020. A portion of LP’s employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year. In determining the Median Employee, the Compensation Committee did not annualize the total compensation for such individuals.

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— PAY VERSUS PERFORMANCE

The table below summarizes the compensation actually paid to each of the NEOs listed in the table and company financial performance measures for the three years ended December 31, 2022.

	Summary Compensation		Compensation		Average Summary Compensation	Average Compensation		Value of Initial Fixed $100 Investment Based on:(4)			Company
	Table Total for PEO	(1)	Actually Paid to PEO	(2),(3)	Table Total for Non-PEO NEOs	Actually paid to Non-PEO NEOs	(2),(3)	Company TSR	Peer Group TSR	Net Income	Adjusted EBITDA
Year	($)		($)		($)	($)		($)	($)	($ Million)	($ Million)
2022	8,682,313		(7,732,568)		2,042,305	(224,312)		209	125	1,083	1,389
2021	9,158,272		34,346,704		1,943,418	5,334,446		272	180	1,373	1,877
2020	7,381,365		8,389,602		1,577,268	1,673,812		128	138	497	757

(1)	W. Bradley Southern is our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each presented year are listed below.

2022	2021 and 2020
Alan J.M. Haughie	Alan J.M. Haughie
Jason P. Ringblom	Jason P. Ringblom
Nicole C. Daniel	Neil Sherman
Michael W. Blosser	Michael J. Sims
Robin H. Everhart

(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Deduct Change in Pension Value for PEO ($)	Pension Benefits Adjustments for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2022	8,682,313	(4,318)	—	(4,681,023)	(11,729,540)	(7,732,568)
2021	9,158,272	(2,909)	—	(5,841,211)	31,032,552	34,346,704
2020	7,381,365	(4,833)	—	(3,814,806)	4,827,876	8,389,602

Year	Summary Compensation Table Total for Non-PEO NEOs ($)	Deduct Change in Pension Value for Non-PEO NEOs ($)	Pension Benefits Adjustments for Non-PEO NEOs ($)	Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,042,305	(2,303)	—	(680,462)	(1,583,852)	(224,312)
2021	1,943,418	(1,780)	—	(819,028)	4,211,836	5,334,446
2020	1,577,268	(9,062)	—	(516,399)	622,006	1,673,812

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2022	1,553,112	(12,132,510)	—	(1,338,973)	—	194,831	(11,729,540)
2021	10,744,875	18,990,112	—	1,080,375	—	217,190	31,032,552
2020	2,141,537	2,342,026	—	119,253	—	225,060	4,827,876

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	241,204	(1,593,574)	35,226	(297,009)	—	30,301	(1,583,852)
2021	1,436,593	2,590,079	55,090	158,681	(59,695)	31,087	4,211,836
2020	293,181	273,091	—	27,434	—	28,300	622,006

(4)	The Peer Group TSR set forth in this table utilizes the following published index: S&P 500 Building Products. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including the end of the fiscal year for which TSR is being presented in the table.

Financial Performance Measures used to Link Compensation Actually Paid to NEOs for the Most Recently Completed Fiscal Year to Company Performance

For the fiscal year ended December 31, 2022, our Compensation Committee identified the performance measures listed below as the most important in setting compensation for the NEOs. Adjusted EBITDA is the key performance measure used in setting performance goals for our PSUs which comprise a significant portion of the NEOs compensation mix. For additional detail on Adjusted EBITDA see “Compensation Disclosure and Analysis – Section IV: Elements and Philosophy of Executive Compensation – Long-term Equity Incentive Compensation” on page 44.

Adjusted EBITDA (Company and Segment basis)
Economic Profit (Company and Segment basis)
Company Operating Cash Flow
Relative Total Stockholder Return

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Description of Relationship Between Compensation Actually Paid and Performance Measures

The following tables illustrate the relationship between compensation actually paid (CAP) to the PEO and the other NEOs compared to Company Net Income, Adjusted EBITDA and Total Stockholder Return (TSR).

— EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth additional information as of December 31, 2022, regarding shares of Common Stock that may be issued under LP’s existing equity compensation plans and arrangements, all of which have been approved by LP’s stockholders. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a)	(3)
Equity compensation plans approved by stockholders(1)	1,157,509	$17.59		5,688,913
Equity compensation plans or arrangements not approved by stockholders	N/A	N/A		N/A
TOTAL	1,157,509	—		5,688,913
(1)	Equity compensation plans under which awards are currently outstanding and that were approved by LP’s stockholders include the 2022 Plan, the 2013 Plan and the 1997 Incentive Stock Award Plan. The number of shares shown in column (a) as shares subject to outstanding awards include (i) 974,520 shares subject to awards of PSUs (assuming the maximum number of PSUs are earned and payable at the end of the applicable performance period), RSUs and DSUs, and (ii) 182,989 shares subject to stock options and SSARs outstanding on December 31, 2022. See the “Outstanding Equity Awards at December 31, 2022” table and the “Director Compensation” section for additional information regarding the vesting of these awards for the NEOs and directors.
(2)	Weighted average exercise price of outstanding options; excludes PSUs and RSUs.
(3)	Includes 4,066,028 shares remaining for future issuance under the 2022 Plan and 1,622,885 shares reserved for issuance under LP’s 2019 Employee Stock Purchase Plan. The 2019 Employee Stock Purchase Plan has two purchase periods each fiscal year: January 1 to June 30 and July 1 to December 31. The maximum number of shares that can be purchased under the 2019 Employee Stock Purchase Plan in any year by an employee is $25,000.

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DIRECTOR COMPENSATION

The Governance Committee reviews, on an annual basis, director compensation in relation to other comparable companies and in light of other factors that the Governance Committee deems appropriate, and discusses director compensation with, and makes recommendations to, the Board, with the Board approving director compensation.

Pursuant to our director compensation policy, each of our non-employee directors receives an $90,000 annual cash retainer, each chair of the Audit, Compensation and Governance committees receives an annual cash committee chair retainer, and our Lead Independent Director receives an annual cash retainer, with each retainer paid quarterly, as follows:

Annual Retainer ($)
Non-Employee Director	90,000
Compensation Committee Chair	15,000
Finance and Audit Committee Chair	15,000
Governance and Corporate Responsibility Committee Chair	12,500
Lead Independent Director	25,000

The annual retainer for our Lead Independent Director recognizes the additional time commitment for this role compared to the other independent directors, which currently includes acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for and leading executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee of the Board; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.

Under our Amended and Restated LP Non-Employee Directors Compensation Plan (the “Non-Employee Directors Compensation Plan”), any independent director may elect to (i) defer receipt of all or a portion of his or her annual cash retainer to a cash account to be paid at a future date specified in the election form or (ii) exchange all or a portion of his or her annual cash retainer for an award of DSUs (which award is a form of restricted stock unit entitling the grantee to the right to the delivery of shares in the future) granted under the 2022 Plan. Elections must be made by December 31 for the deferral of fees in the next calendar year and must state the amount or portion of fees to be deferred; whether and to what extent fees are to be deferred to a cash account or exchanged for DSUs; and the date on which such payout of cash or issuance of shares pursuant to any DSUs will commence. In the case of exchanges for DSUs, the number of DSUs to be issued is calculated by dividing the amount of the annual cash retainer to be exchanged by the closing stock price of LP Common Stock as of the date(s) on which the annual cash retainer would otherwise have been paid. DSUs are issued on the date on which the annual cash retainer would otherwise have been paid and credited to the independent director’s DSU recordkeeping account. Any annual cash retainer payment deferred to a cash account will be credited with interest, compounded monthly, from the date the cash would otherwise have been paid until the amount credited to his or her cash account is paid to the independent director. The rate of interest credited for each quarter will be the annual rate on 30-year Treasury securities, as of the first business day of each quarter, on an annual basis. Independent directors holding DSUs or deferred payments in their cash account are entitled to distribution thereof upon the earliest to occur of (i) such independent director’s separation from the Board, (ii) a change of control of LP, or (iii) the distribution date specified in the independent director’s deferral election form, if any (a “Distribution Event”).

In addition, non-employee directors receive an annual grant of RSUs with a grant date fair value of $135,000. The RSUs vest in full on the earliest to occur of one year following the grant date, upon the director’s death, disability or retirement (as defined in the award agreement), or a change of control of LP. If the director ceases to be a director before the restrictions lapse, the shares are forfeited. Equity awards to non-employee directors during 2022 were made pursuant to LP’s 2022 Plan. Directors who are also LP employees (i.e., Mr. Southern) receive no additional compensation for their Board service.

The Non-Employee Directors Compensation Plan also permits any independent director of LP to defer receipt of any LP Common Stock issuable pursuant to RSUs that vest according to their terms. Directors who elect to defer settlement of their annual RSU grants receive, on the scheduled RSU vesting date, a number of DSUs that is equal to the number of RSUs to which the deferral election applies.

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Independent directors who have elected to receive DSUs in lieu of shares from the settlement of their RSUs are entitled to receive one share of LP Common Stock for each DSU upon the occurrence of a Distribution Event.

Pursuant to the Non-Employee Directors Compensation Plan, independent directors will have no rights of ownership in the shares of LP Common Stock underlying DSUs, no right to current dividends, and no right to vote the shares of LP Common Stock underlying DSUs until the date on which the shares of LP Common Stock underlying such DSUs are issued as a result of a Distribution Event. However, from and after the grant date of the DSUs and until such DSUs are settled in shares of LP Common Stock, on the date LP pays a dividend (if any) to holders of shares of LP Common Stock generally, independent directors holding DSUs will be credited with dividend equivalent additional DSUs equal to the number obtained by dividing (i) the amount of the dividend the independent director would have received had he or she owned a number of shares of LP Common Stock equal to the number of DSUs then credited to his or her DSU recordkeeping account, by (ii) the closing price of LP Common Stock on the day before the date of the dividend payment. Such dividend equivalent DSUs are credited to the independent director’s DSU recordkeeping account and paid to such independent director only if, and at the same time as, the shares of LP Common Stock underlying such DSUs are distributed to such independent director pursuant to the terms of the Non-Employee Directors Compensation Plan.

Ms. Embree, Mr. Grasberger and Mr. Macadam elected to defer settlement of their 2022 RSU awards that are scheduled to vest on May 4, 2023, pursuant to the Non-Employee Directors Compensation Plan.

— DIRECTOR COMPENSATION FOR 2022

The following table summarizes compensation paid to non-employee directors for services during 2022.

	Fees Earned or Paid in Cash		Stock Awards	(1)	Total
Name	($)		($)		($)
Jose A. Bayardo	88,750	(2)	135,000		223,750
Tracy A. Embree	88,750		135,000	(4)	223,750
Lizanne C. Gottung	103,750		135,000		238,750
F. Nicholas Grasberger	108,750		135,000	(4)	243,750
Ozey K. Horton, Jr.	88,750		135,000		223,750
Stephen E. Macadam	100,417	(3)	135,000	(4)	235,417
Dustan E. McCoy	123,750		135,000		258,750

(1)	The amounts shown reflect the fair value as of the date of grant (computed in accordance with FASB ASC Topic 718) with respect to awards of RSUs under the 2022 Plan. At December 31, 2022, each of LP’s outside directors held RSUs for 1,752 shares, which includes dividend equivalents equal to 19 shares. The RSUs granted to directors vest on May 4, 2023.
(2)	Mr. Bayardo was appointed to the Board effective December 1, 2021. The 2022 fees exclude the pro-rata portion of his previously reported December 2021 cash retainer of $7,160, which was paid with the first quarter 2022 installment of his cash retainer.
(3)	Mr. Macadam was appointed as the Chair of the Compensation Committee effective May 1, 2022. The pro-rata portion of his cash retainer earned for May 2022 ($1,667) was paid with the second quarter 2022 installment of his cash retainer.
(4)	Ms. Embree, Mr. Grasberger and Mr. Macadam elected to defer settlement of their 2022 RSU awards pursuant to the Non-Employee Directors Compensation Plan, which will result in the issuance of DSUs upon their vesting on May 4, 2023, in lieu of the issuance of shares of Common Stock.

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RELATED PERSON TRANSACTIONS

LP has adopted a policy requiring review by the Board of potential conflicts of interest, including transactions between LP and certain related persons. A summary of the policy is available on LP’s website at www.lpcorp.com by clicking on “Investor Relations,” then “Corporate Governance,” then “Code of Business Conduct & Ethics.”

Under the policy, a conflict of interest means any situation in which the personal interests of an employee, officer, director, a family member, or any individual with whom he or she has a close personal are, could be or could appear to be, in conflict with the interests of LP. The policy applies to all transactions between LP and business entities affiliated with LP’s officers and directors.

The policy requires potential conflicts of interest involving a member of the Board or LP’s Chief Executive Officer to be reviewed by the full Board. The policy requires potential conflicts of interest involving an executive officer (other than the Chief Executive Officer) to be reviewed by the Board and the Chief Executive Officer. Upon review of the conflict of interest, the Board and, if applicable, the Chief Executive Officer are required to determine whether the transaction or relationship may proceed. Both disclosure of the potential conflict by the interested party and the results of any review by the Board or Chief Executive Officer are required to be communicated in writing. Approval of any transaction or relationship may be conditioned on implementation of safeguards, controls, or limitations on the individual’s involvement in the transaction or relationship. Ongoing conflicts are reviewed under the policy annually.

In addition, the Audit Committee’s charter provides that it will, on an annual basis and at such other times as may be requested by the Board, review completed and proposed transactions between LP and any current or former director or executive officers of LP (including transactions involving family members or affiliates of directors or executive officers). No director can participate in the approval of an interested transaction for which he or she is a related party or otherwise has a direct or indirect interest. The purpose of the Audit Committee’s review is to help the Board determine if directors are independent, identify potential conflicts of interest, and identify related person transactions required to be disclosed in LP’s proxy materials under applicable SEC disclosure requirements.

In 2022, the Audit Committee and the full Board determined that there were no related person transactions or proposed related person transactions that affect the independence of any of LP’s outside directors or that require disclosure in this proxy statement under Item 404 of Regulation S-K promulgated under the Exchange Act.

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STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2024 Annual Meeting of Stockholders of LP, and who wishes to have the proposal included in LP’s proxy materials for that meeting, must deliver the proposal to the Corporate Secretary of LP no later than November 15, 2023. Any such proposal must meet the informational and other requirements set forth in the SEC’s rules and regulations in order to be eligible for inclusion in the proxy materials for that meeting.

LP’s Bylaws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder of record who has delivered written notice thereof to the Chairperson by the deadline specified in the Bylaws. In the case of the 2024 Annual Meeting of Stockholders, this notice must be received by LP no earlier than December 30, 2023, and no later than January 29, 2024. Such notice must meet the informational and other requirements set forth in our Bylaws in order to be eligible to be brought before an annual meeting of stockholders. The meeting chairperson may, if the facts warrant, determine that any such business was not properly brought before the meeting and so declare to the meeting, in which case such business shall not be transacted.

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GENERAL

The cost of soliciting proxies will be borne by LP. In addition to the solicitation of proxies by the use of the mail and the Internet, some of the officers and regular employees of LP, without extra compensation, may solicit proxies personally or by other means such as telephone or e-mail.

LP will request brokers, dealers, banks, voting trustees, and their nominees who hold Common Stock of record to forward soliciting material to the beneficial owners of such stock and will reimburse such record holders for their reasonable expenses in forwarding material.

— INFORMATION ABOUT ATTENDING THE VIRTUAL ANNUAL MEETING

Our 2023 Annual Meeting of Stockholders will be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2023.

We have designed the virtual 2023 Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting, and will be able to vote their shares electronically during the Annual Meeting.

Stockholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number found on their Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. The Annual Meeting will begin promptly at 7:30 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin approximately 15 minutes prior to the start of the Annual Meeting, at 7:15 a.m. Central Time. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.

The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit questions in advance of the Annual Meeting by logging into www.proxyvote.com and entering your 16-digit control number. Once past the log-in screen, click on “Question for Management,” type in the question, and click “Submit.” Alternatively, stockholders will be able to submit questions live during the Annual Meeting by typing the question into the “Ask a Question” field, and clicking “Submit.” We will answer questions that comply with the Annual Meeting rules of conduct during the Annual Meeting, subject to time constraints. If multiple questions are submitted on the same topic, we may group, summarize and respond collectively. Questions relevant to Annual Meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the meeting. Questions regarding personal matters or matters not relevant to Annual Meeting matters will not be answered.

Although the live webcast is available only to stockholders at the time of the Annual Meeting, a replay of the Annual Meeting will be made publicly available for one year at http://www.virtualshareholdermeeting.com/LPX2023.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/LPX2023.

If you have difficulty accessing the Annual Meeting, please call (844) 986-0822 (US) or (303) 562-9302 (International) for assistance. Technicians will be available to assist you.

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— HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers “household” proxy materials, delivering a single Notice of Internet Availability of Proxy Materials or a single set of the Annual Report to Stockholders and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and proxy statement, as applicable, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us, or our transfer agent, if you hold registered shares. You can notify us by sending a written request to Corporate Secretary, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, or by oral request by calling 615-986-5600. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the Annual Report to Stockholders and proxy statement was delivered.

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LP BUILDING SOLUTIONS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPX2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted indicate that you agree to receive or access proxy materials electronically for future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 27, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96709-P86578 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LOUISIANA-PACIFIC CORPORATION

The Board of Directors recommends you vote FOR all the nominees listed in the following proposal:

1. Election of Class II Directors

Nominees:	For	Against	Abstain
1a. Jose A. Bayardo	☐	☐	☐
1b. Stephen E. Macadam	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 4, and ONE YEAR for proposal 3.

	For	Against	Abstain
2. Ratification of the selection of Deloitte & Touche LLP as LP's independent registered public accounting firm for 2023.	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
3. Advisory vote on the frequency of advisory votes on named executive officer compensation.	☐	☐	☐	☐

	For	Against	Abstain
4. Advisory vote to approve named executive officer compensation.	☐	☐	☐

NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other business properly comes before the meeting, this proxy will be voted by the proxies named herein in accordance with their best judgment.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint holders should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Annual Meeting of Stockholders

LOUISIANA-PACIFIC CORPORATION
April 28, 2023

The Annual Meeting of Stockholders of Louisiana-Pacific Corporation will be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2023 on Friday, April 28, 2023 at 7:30 a.m. Central Time. Your voted proxy card should be detached and returned as soon as possible in the enclosed postage-paid envelope.

Nicole C. Daniel

SVP, General Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D96710-P86578

LOUISIANA-PACIFIC CORPORATION
Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders to be held on April 28, 2023

The undersigned hereby constitutes and appoints Dustan E. McCoy, as his or her true and lawful agent and proxy, with full power of substitution, to represent and vote, as provided on the reverse side, all shares of common stock of Louisiana-Pacific Corporation ("LP"), which the undersigned may be entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of LP Stockholders to be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2023 on Friday, April 28, 2023 at 7:30 a.m. Central Time; and at any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. By signing on the reverse, you acknowledge receipt of the 2023 Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and Annual Report, and revoke all proxies heretofore given by you to vote at said meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side